Exhibit No. 10.1
                                                                ----------------

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.
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AMENDED AND RESTATED DIRECTORY AND LOCAL ADVERTISING PLATFORM SERVICES AGREEMENT
--------------------------------------------------------------------------------

     This Amended and Restated Directory and Local Advertising Platform Services Agreement (the "Agreement"), dated as of October 15, 2003 (the "Revised Effective Date"), is between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and Switchboard Incorporated ("SB"), a Delaware corporation, with offices at 120 Flanders Road, Westboro, MA 01581. AOL and SB may be referred to individually as a "Party" and collectively as the "Parties." Defined terms that are used but not defined herein shall be as defined herein. This Agreement supercedes, amends and restates, in its entirety, the Directory and Local Advertising Platform Services Agreement between AOL and SB effective as of December 11, 2000 (the "Original Agreement," with December 11, 2000, as the "Original Effective Date"), as amended by that certain letter agreement dated February 23, 2001 (the "Letter Agreement"), by that certain First Amendment to Directory Services and Local Advertising Platform Services Agreement, dated November 15, 2001 (the "First Amendment"), by that certain Second Amendment to Directory Services and Local Advertising Platform Services Agreement dated April 25, 2002 (the "Second Amendment"), by that certain Third Amendment to Directory Services and Local Advertising Platform Services Agreement dated August 21, 2002 (the "Third Amendment"), and by that certain Fourth Amendment to Directory Services and Local Advertising Platform Services Agreement dated November 5, 2002 (the "Fourth Amendment").

                                  INTRODUCTION
                                  ------------

Pursuant to the Original Agreement, AOL and SB entered into a strategic technology development, marketing and services agreement designed to create new interactive local merchant directory advertisement opportunities on the AOL Properties (as defined herein). As a key component of that effort, AOL created a new yellow pages product powered by SB that has been and will continue to be integrated throughout the AOL Properties in the manner provided in this Agreement. SB will develop, host, operate and support the core database and platform for the yellow pages product as set forth herein and other products as may be developed from time to time. AOL will develop, control, host, design and maintain the user interface for the yellow pages product, and will provide to SB platform exclusivity and distribution, as expressly set forth herein. As expressly provided herein, AOL will sell Directory Advertisements and AOL and SB will actively market and sell Combined Distribution Packages directly and/or through third party channels, and will share revenue with each other from such sales efforts as provided herein in order for both Parties to enjoy the benefits of the Parties' collaborative focus on the interactive local merchant advertising market. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms on Exhibit A hereto.

     WHEREAS, the Parties desire to amend and restate the Agreement in its entirety;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties hereby agree that:

                                     TERMS
                                     -----

1.   Local Business Directory Product. AOL intends to develop a suite of online,
     --------------------------------
     wireless, voice, PDA, or other media (electronic or otherwise) for interactive local business directory products ("Local Business Directory Products") (and other products that may utilize components of the Local Business Directory Products). As part of this initiative, AOL will create a comprehensive, interactive yellow pages business listings product ("YP Product"), which AOL will distribute on the AOL Properties in accordance with this Agreement. The YP Product, and other mutually agreed upon Local Business Directory Products, will utilize the DLA Platform, as defined and further described in Section 2 hereof, and will also incorporate features and functionality, tools (e.g., CRM tools) and APIs to be provided by both Parties as set forth herein. AOL will create and maintain the AOL YP User Interface, as well as other user interfaces for other Local Business Directory Products as deemed appropriate by AOL in its sole discretion. AOL shall design, develop, control, host, operate and maintain the AOLYP User Interface, (a) which shall include, without limitation, a color scheme, branding, permanent navigational features, shortcut searches, rotating links and add-on functionality (e.g., upsells) determined by AOL in its sole discretion, and (b) all pages of which (including without limitation, the Search Screen, related Results Pages and other pages such as the help screen) shall be hosted on AOL servers and be served by AOL under AOL-designated URLs. SB and AOL shall work together to enable the interoperability of APIs developed by the Parties hereunder with the AOL YP User Interface. For the avoidance of doubt, any sales rights granted herein to SB or any Alternative Sales Force shall be subject without limitation to the terms and conditions of this Section 1.

2.   DLA PLATFORM. The directory and local advertising platform which shall
     ------------
     support the YP Product shall be comprised of the following components: (1) the [**] Database (each as defined in Section 3 hereof), (2) AOL Features or Functionality and SB Features and Functionality, and (3) other tools and APIs as further described in Section 5 (collectively referred to herein as the "DLA Platform"). Each Party shall have certain responsibilities with respect to the management, maintenance and development of the DLA Platform, as further set forth in Sections 3, 4 and 5 hereof and Exhibit C hereto. AOL shall have the right to use the DLA Platform in connection with any of its Local Business Directory Products in accordance with the licensing provisions set forth in Section 8 hereof.

3. [**]. The DLA Platform shall include [**] of local business information: the [**] Database ([**] as defined below, and [**]).

     3.1    [**] Database. The "[**] Database" shall include the following data:
                 --------
            (i) Directory Advertisements, (ii) Self-Pub Ads, (iii) SB Data, (iv) Corrected Data, (v) Third-Party Licensed Data, and (vi) Level I Data Enhancements.

            3.1.1   SB Obligations. Subject to Sections 3.3 and 7.1.1, SB shall
                    --------------
                    create, develop, operate, support, update and maintain the [**] Database in accordance with the terms and conditions of this Agreement (including without limitation, Exhibits C and F hereto), solely for use by AOL and AOL Users; provided
                                                                    --------
                    that AOL acknowledges that SB may also use SB Data and
                    ----
                    SB-Licensed Data for any other purpose. The [**] Database shall be a stand-alone database (i.e., [**] SB YP Database) and shall be hosted and maintained on dedicated SB servers; provided, however, that the pages accessing the [**]
                    --------  -------
                    Database will be served by AOL under an AOL URL (e.g., www.aolyp.com, www.yellowpages.aol.com, etc.) to be determined by AOL in its reasonable discretion; provided,
                                                                    --------
                    further, that AOL shall use commercially reasonable efforts
                    -------
                    to encourage Comscore Media Metrix and other third party media ratings services to equally or secondarily credit SB with traffic related pages with substantial content that has the [**] Database as its primary source. SB shall bear the incremental cost of hardware (e.g., servers) and facilities (e.g., rack or floor space) associated with the [**] Database. SB shall have the primary responsibility to enable the interoperability of the [**] Database in a [**] with the [**] Database (as defined below) and the AOL YP User Interface. AOL shall have the right (subject to any third-party data licensing restrictions) to require that SB organize and present to AOL Users the information contained in the [**] Database in any format reasonably deemed appropriate by AOL, and SB shall customize the [**] Database to allow for such formatting. In addition, SB shall have the primary responsibility for ensuring that AOL Users shall have the ability to search the [**] Database and view the results of such searches (including any Level I Data Enhancements) through the AOLYP User Interface.

            3.1.2   AOL Advertisement Rejection Right. AOL may refuse (in its
                    ---------------------------------
                    sole discretion) to allow any data (including without limitation any SB Data, Directory Advertisements, Advertisements, Corrected Data, Third-Party Licensed Data, etc.) to be placed in the [**] Database that violates, in the reasonable discretion of AOL (i) the AOL Standard Policies, or (ii) any exclusive or premier arrangement to which AOL or any AOL Affiliate is a party (collectively, the "AOL Advertisement Rejection Right"), and, upon notice by AOL, SB shall prevent the inclusion of (or promptly remove) (and in no event less than 24 hours following notice by AOL) any such listing in the [**] Database that is rejected by AOL. Upon execution of the Original Agreement, AOL provided to SB a list of product categories in which AOL maintains exclusive or premier relationships as of the Original Effective Date. Notwithstanding the foregoing, to the extent that AOL enters into exclusive or premier arrangements with third parties following the Original Effective Date, the entrance by AOL into such exclusive or premier relationship shall not require the removal of any pre-existing SB Data from the [**] Database and shall be subject to Section 12 hereof.

            3.1.3   AOL Right to Include Existing SB Data. Notwithstanding the
                    -------------------------------------
                    foregoing, subject to the AOL Advertisement Rejection Right (as defined above in Section 3.1.2), AOL shall have the right to include in the YP Databases any Existing SB Data (excluding any Third-Party Licensed Data and other data, if any, that SB is contractually precluded as of the Revised Effective Date from providing to AOL, a list of which SB shall make available to AOL no later than [**] days following the Revised Effective Date), which Existing SB Data shall be no less current, as of the Effective Date, in any material respect than data provided in any other SB YP Database (other than data excluded as provided above).

     3.2    [**] Database. The "[**] Database" shall include the following data:
                 --------

            (i) Level II Data Enhancements, and (ii) any applicable portions of the [**] Database as AOL desires to include in the [**] Database from time to time, in its sole discretion.

            3.2.1   AOL Obligations. AOL shall host the [**] Database and
                    ---------------
                    related software on AOL servers. AOL, in its sole discretion, shall have the right to structure the [**] Database [**]. AOL shall create, develop, operate, support, update and maintain the [**] Database in a manner to be determined by AOL from time to time in its reasonable discretion. AOL shall bear the incremental cost of hardware (e.g., servers) and facilities (e.g., rack or floor space) associated with the [**] Database.

            3.2.2   Transition of Level II Data Enhancements to [**] Database.
                    -------------------------------------------      --------
                    AOL shall have the right to require SB (from time to time) to transition certain Level II Data Enhancements for inclusion in the [**] Database ("[**] Enhancements"); provided that such [**] Enhancements shall be subject to the
                    --------
                    terms and conditions of this Agreement that apply generally to the [**] Database (including, without limitation, Level I Data Enhancements) and to SB's obligations with respect to the DLA Platform (including, without limitation, Sections
                    5.3 and Section 7 hereof).

            3.2.3   Synchronization of YP Databases; Access to Non-Synchronized
                    -----------------------------------------------------------
                    Data. SB shall be primarily responsible for (a) the
                    ----
                    synchronization of the YP Databases and (b) continuous AOL and AOL User access to the non-synchronized data contained in the [**] Database (i.e., the data [**] by AOL for inclusion in the [**] Database), in each case as further described in Exhibit C hereto. AOL shall assist SB as reasonably necessary in connection with the foregoing obligations, and with respect to SB's primary responsibility to ensure interoperability between the YP Databases as set forth in Section 3.1.1.

     3.3    Use of Third-Party-Licensed Data. AOL shall have no obligation to
            --------------------------------
            use any SB-Licensed Data in the YP Databases or otherwise as part of the DLA Platform or YP Product. AOL shall have the right to use any SB-Licensed Data as the exclusive or non-exclusive source of listings data for the YP Databases, subject to applicable third-party license restrictions. To the extent that current licenses do not permit the Parties to include listings data in the DLA Platform, the Parties will work together to secure applicable licenses for such inclusion (the licensing fees for which shall be borne by AOL unless otherwise agreed upon by the Parties in writing). Each Party shall have the right to contract at any time with a third-party data provider to license the same Third-Party-Licensed Data licensed by the other Party for use or distribution hereunder.

     3.4    Utilization of Multiple Data Providers. Nothing in this Agreement
            --------------------------------------
            shall prohibit AOL from utilizing multiple or varying data providers to provide information for use in connection with the YP Databases and to present such data to AOL Users. The Parties will work together in good faith to utilize consistent data providers for like data in the YP Databases.

     3.5    No Resale of Data.
            -----------------

            3.5.1   SB Data. AOL shall not resell or sublicense any SB Data
                    -------
                    provided to AOL by SB during the License Period for use with the DLA Platform; provided that, the use and distribution of
                                      -------- ----
                    such data by AOL or its Affiliates, consistent with this Agreement, as part of a Local Business Directory Product shall not constitute the resale or sublicense of such data for purposes of this Section 3.5. AOL shall have the right to require SB to merge the SB Data with other data in the [**] Database (subject to applicable third-party licensing restrictions) for access on or through the DLA Platform.

            3.5.2   SB-Licensed Data. AOL shall not resell or sublicense any
                    ----------------
                    SB-Licensed Data provided to AOL by SB during the License Period for use with the DLA Platform; provided that, the use
                                                          -------- ----
                    and distribution of such data by AOL or its Affiliates, consistent with this Agreement and any relevant third-party licenses, as part of a Local Business Directory Product shall not constitute the resale or sublicense of such data for purposes of this Section 3.5. AOL shall have the right to require SB to merge the SB-Licensed Data with other data in the [**] Database (subject to applicable third-party licensing restrictions) for access on or through the DLA Platform.

            3.5.3   Other. In addition to the foregoing, in the event that SB
                    -----
                    ceases to make available certain Level I Data Enhancements on all SB Interactive Sites, then SB shall be required to continue to provide such Level I Data Enhancements to AOL for inclusion within the YP Databases and for distribution via the DLA Platform for a minimum of [**] thereafter (but not later than the termination of this Agreement) (the "[**] LIDE Period"); provided, however, that if AOL requests that
                                   --------  -------
                    SB update such Level I Data Enhancements during such [**] LIDE Period, the updates shall be made at AOL's expense and at a commercially reasonable rate to be mutually agreed upon by the Parties. Notwithstanding the foregoing, in the event that (a) SB is contractually or legally prevented from continuing to so provide such Level I Data Enhancements, or

                    (b) in SB's reasonable opinion, SB would be unable to continue to so provide such Level I Data Enhancements to AOL without violating a third party's intellectual property rights or incurring other substantially similar third party liability ("Restrictive Conditions"), then SB shall not be required to continue to provide such Level I Data Enhancements to AOL for so long as such Restrictive Conditions exist.

3.6  SB Interactive Directory of Business Listings. As SB develops, creates,
     ---------------------------------------------
     acquires, or extensively participates in (as a publisher) an interactive directory of business listings other than the [**] Database during the Term ("Additional SB YP Data"), AOL shall have the option to require that SB use and/or integrate such Additional SB YP Data for or into the [**] Database in its sole discretion, except to the extent that SB may be precluded from doing so by contracts with third parties [**].

4.   AVAILABILITY OF SB Features and Functionality. As part of the Included SB
     ---------------------------------------------
     Services, SB shall (subject to restrictions in agreements between SB and third parties in full force and effect on the Effective Date) make all SB Features and Functionality available to AOL for use in connection with the DLA Platform. In addition, at AOL's request, SB shall (subject to restrictions in agreements between SB and third parties in full force and effect on the Effective Date) make available to AOL for use in connection with the DLA Platform any other tools or applications which are generally available through or on SB Interactive Sites, on commercially reasonable terms to be mutually agreed upon by the Parties. SB shall be responsible for updating and maintaining SB Features and Functionality during the Term of the Agreement and shall be primarily responsible for enabling the interoperability of SB Features or Functionality with the DLA Platform (including, without limitation, the YP Databases). In the event any third party requires that SB impose sublicensing fees related to SB's Features or Functionality that such third party has developed with SB, AOL shall be responsible for such sublicensing fees in the event that AOL desires to use such SB Features and Functionality as part of the DLA Platform, provided that (i) SB shall use good faith efforts to minimize such sublicensing fees, and (ii) AOL shall not be required to pay more than the lowest sublicensing fee paid by any third party to SB (or to such third party, as the case may be) for the sublicensing of such SB Features and Functionality.

5.   API AND TOOLS DEVELOPMENT
     -------------------------

     5.1    SB.
            --

            5.1.1   API Development. Subject to the terms of this Agreement, SB
                    ---------------
                    developed and provided: (i) a suite of APIs to query, the [**] Database (collectively, "SB APIs") and a series of tools to insert, edit and update the [**] Database, in each case as further described in Exhibit C, and (ii) other methods of data access as set forth in Exhibit C. To the extent reasonably requested by AOL, SB shall develop appropriate APIs and tools for use with the [**] Database in accordance with the terms of this Agreement.

            5.1.2   API Support. As part of SB's obligations under this
                    -----------
                    Agreement, (i) the SB API's shall contain all functionality reasonably necessary to support, use, and interoperate with (including, without limitation, to use the principal functions of) the [**] Database in accordance with this Agreement; provided, however, that, to the extent that such
                               --------  -------
                    SB APIs are insufficient to enable such interoperability, SB shall modify such APIs, as promptly as commercially reasonable, to enable such interoperability; (ii) SB will provide AOL with all APIs reasonably necessary to allow the AOLYP User Interface to interoperate with the YP Databases and the DLA Platform and to afford AOL (and AOL Users) with access to the [**] Database and the DLA Platform in accordance with this Agreement, as further set forth in Exhibit C; and (iii) no modifications by SB to the DLA Platform or the YP Databases shall materially impair or degrade any of the foregoing functionality, provided that
                                                                --------
                    such obligation in this clause (iii) shall not apply to modifications requested by AOL outside the scope of the All-In Services. During the License Period, to the extent reasonably necessary for AOL to modify, develop, add, delete or use any Level II Data Enhancements in connection with the functionality or features of the DLA Platform, the [**] Database, the AOL YP User Interface and/or the YP Product, upon AOL's request, SB shall develop and provide to AOL APIs to the DLA Platform, the YP Databases and/or AOL YP Product (as applicable) so that such Level II Data Enhancements can interoperate with (including, without limitation, use the principal functions of) the DLA Platform, the YP Databases and/or the YP Product.

            5.1.3   Self-Pub Tools. SB has provided the Self-Pub Tools to AOL
                    --------------
                    and shall continue to support and maintain such Self-Pub Tool as part of the Engineering Hours described in Section
                    11.2 below.

     5.2    AOL.
            ---

            5.2.1   API Development. Subject to the terms of this Agreement, AOL
                    ---------------
                    has developed and provided a suite of APIs to query, insert, edit and update the [**] Database to access AOL Features or Functionality and to interoperate with the AOL YP User Interface.

            5.2.2   API Support. As part of AOL's obligations under this
                    -----------
                    Agreement, the AOL API's shall contain all functionality reasonably necessary to support, use, and interoperate with (including, without limitation, to use the principal functions of) the [**] Database, AOL YP User Interface, AOL Features or Functionality and aspects of the [**] Database as incorporated therein in accordance with this Agreement.

     5.3    AOL Requested DLA Platform Modifications.
            ----------------------------------------

            5.3.1 AOL shall have the right, from time to time, to request that SB integrate certain features or functionalities (beyond those that fall within the scope of the Included SB Services), including AOL Features or Functionality, into the DLA Platform (collectively "AOL Modifications"). Each AOL Modification shall be documented in a statement of work executed by the Parties (a "Statement of Work"), which shall
                    (i) identify the technical requirements relating to the requested features and functionalities, (ii) set forth the implementation plan for such features and functionalities, and (iii) set forth which one of the three "AOL Modification Categories" described below the AOL Modification falls within, as mutually agreed by the Parties (any such agreement not to be unreasonably withheld by either Party). For the avoidance of doubt, where integration of any requested AOL Modification (in the Modification Category requested by AOL) would be commercially reasonable in view of all relevant technical constraints, and subject to
                    Section 11.2.2(b), SB shall [**].

                    (a) Modification Category 1: Designed-For-Segregation
                        -------------------------------------------------
                        Feature. Any such AOL Modifications shall be integrated
                        -------
                        by SB into the DLA Platform in a manner such that the AOL Modification is exclusively available to AOL Users (a "Designed For- Segregation Feature"). Each such Designed For Segregation Feature shall be a separate module integrated into the DLA Platform through a stand-alone API and shall not be threaded throughout the SB YP Platform source code.

                    (b) Modification Category 2: Light-Switch Feature. Any such
                        ---------------------------------------------
                        AOL Modifications shall be integrated by SB into the DLA Platform such that the AOL Modification will be "turned on" or displayed to AOL Users, but "turned off" and not displayed to any users of any SB Interactive Site or any other third party Interactive Site (even if such AOL Modifications may form part of the SB YP Platform source code) (collectively, "Light-Switch Features"). The applicable Statement of Work shall specifically identify what it means for a Light-Switch Feature to be "turned on" and "turned off", and the manner in which such feature shall be "turned on" or "turned off".

                    (c) Modification Category 3: Threaded AOL Modification. AOL
                        --------------------------------------------------
                        Modifications that are not implemented as Designed-For-Segregation Features or Light-Switch Features shall be integrated with the DLA Platform in a threaded fashion upon the prior written approval by AOL consistent with the Statement of Work requirements of this Section 5.3.1 (a "Threaded AOL Modification").

            5.3.2 For a period of thirty (30) days following the development and implementation thereof, SB will make available to AOL, upon AOL's request (or requirement by the relevant Statement of Work), copies of any source code developed or otherwise created by SB or any third party for any AOL Modifications that (a) are segmented or segmentable and (b) can be duplicated in segmentable form or otherwise capable of duplication ("Segmentable Source Code"), which Segmentable Source Code AOL shall have the right to use in a manner determined by AOL both during and after the License Period, in its sole discretion.

            5.3.3 Furthermore, the Parties acknowledge and agree that (x) it is the intent of the Parties that no AOL Features or Functionality shall be integrated into the DLA Platform as a Threaded AOL Modification without the prior, written approval of AOL (consistent with the requirements of Section
                    5.3.1 above), which approval shall include applicable licensing terms for such AOL Features or Functionality as mutually agreed upon by the Parties, and (y) that the restrictions set forth in Sections 5.3.1(a), (b) and (c) above shall survive the termination or expiration of this Agreement. To the extent that any features or functionalities are not AOL Features or Functionalities or are not contained in a Statement of Work, SB shall own such features or functionalities as SB Platform Components under
                    Section 7.1.1 and subject to SB's confidentiality obligations hereunder.

            5.3.4 During the Initial Term, senior technical representatives of each Party shall conduct a development review meeting ("Development Review Meeting") every six months to review the status of all changes to the DLA Platform that have been made during the previous two quarters.

                    (a) If such technical representatives have a bona fide
                        disagreement about whether or not a particular modification integrated into the DLA Platform is an AOL Feature or Functionality, then the Parties shall submit such dispute to the Steering Committee for resolution in accordance with Section 13 hereof.

                    (b) In the event that the Steering Committee fails to
                        resolve such dispute within the time period set forth in
                        Section 13, then the Parties shall submit such dispute to the Management Committee for resolution in accordance with Section 1.1 of Exhibit I.

                    (c) Notwithstanding the provisions of Exhibit I, if the
                        Management Committee fails to resolve the dispute within the time period provided therein, such dispute as to whether the modification at issue is an AOL Feature or Functionality shall be resolved exclusively and finally by arbitration in accordance with Section 1.2 of Exhibit
                        I. In the interest of expeditious resolution, the Parties agree that (in accordance with Section 1.2 of Exhibit I) such arbitration shall take place as quickly as reasonably practicable and the Complex Procedures shall not apply.

                    (d) If the modification at issue is determined to be an AOL
                        Feature or Functionality, then as soon as reasonably practicable, but in no event later than 30 days following resolution of the dispute by any of the foregoing means, SB shall stop making any such AOL Feature or Functionality available to any third party (including without limitation, users of any SB Interactive Site or any third party interactive site). In addition, following resolution of any such dispute, SB shall provide AOL with a copy of any Segmentable Source Code associated with such AOL Features or Functionality.

6.   OTHER SB SUPPORT OBLIGATIONS.
     ----------------------------

     6.1    Infrastructure Services; Merge/Purge. SB shall provide the
            ------------------------------------
            infrastructure services (including related hardware and/or software, merge/purge services) reasonably necessary to support and maintain the DLA Platform as set forth in this Agreement (including, without limitation, Exhibit C) and as otherwise reasonably requested by AOL from time to time. SB shall update and maintain the DLA Platform and [**] Database on a regular and consistent basis in accordance with Exhibit C, and in no event less frequently than SB updates and maintains the SB YP Platform and/or the SB YP Database for the Standard SB Site.

     6.2    Best of Breed. The DLA Platform shall be within the top 3
            -------------
            then-current interactive business directories, in terms of the categories set forth below (the "Best-of-Breed Obligation"):

            (1) features and functionality (except to the extent that AOL elects not to include same in the DLA Platform); and
            (2) technology platform (including any relevant SB APIs and tools).

                 SB's compliance with the Best-of-Breed Obligation set forth above shall be determined by an independent third party, whose selection and methodology shall be mutually agreed upon by AOL and SB within 30 days following execution of this Agreement (such agreement not to be unreasonably withheld by either Party). Such independent third party will consider the above factors in the aggregate, excluding aspects of the DLA Platform substantially controlled by AOL. To the extent AOL and SB cannot agree on the selection of such independent third party and methodology, AOL and SB shall refer the matter to the Steering Committee for resolution thereof, the determination of which shall be binding upon both Parties. SB shall have sixty (60) days to cure any breach of the Best of Breed Obligation.

     6.3    Taxonomy. AOL and SB shall use commercially reasonable efforts to
            --------
            work together and to notify each other and the Alternative Sales Forces of: (i) any differences in taxonomy between the SB YP

            Platform (or any SB YP Database) and the DLA Platform (or the YP Databases); and (ii) any differences, changes or modifications in taxonomy between any SB YP Platform (or any SB YP Database) and the DLA Platform (or YP Databases), as such may exist during the License Period. In addition to the foregoing, for the DLA Platform and the YP Databases (and as part of the Included SB Services), SB shall assign stable identifiers to all categories and shall make the following types of changes to the taxonomy as reasonably requested by AOL: (i) text changes to categories; and (ii) additions or deletions of categories. AOL shall have the right to require SB to make additional changes (of the type described in (i) and (ii) above) to the taxonomy as reasonably requested by AOL for the DLA Platform and the YP Databases.

     6.4    Source Code Escrow. SB and AOL have entered into an escrow agreement
            ------------------
            in the form attached hereto as Exhibit M (the "Source Code Escrow Agreement"), containing terms and conditions subject to the mutual agreement of the Parties, for the limited use by AOL of the SB Platform Components (as defined below in Section 7.1.1) (and any other aspects of the DLA Platform controlled by SB) and [**] Database, in source code form (the "Source Code"), solely for the purposes of undertaking activities which SB is obligated to perform or undertake hereunder and fails to perform or undertake as required hereunder. The Source Code Escrow Agreement provides that AOL shall be entitled to a copy of the Source Code, which SB shall regularly update (no less frequently than on a quarterly basis, subject to the remainder of this Section 6.4), only upon the occurrence of all of the following three (3) events (collectively, the "Release Conditions"): (i) SB's material breach of its material obligations hereunder to provide, maintain or support the DLA Platform and/or YP Databases, which breach materially adversely affects the AOL YP Product; (ii) AOL's written notice to SB detailing such material breach; and (iii) SB's failure to cure such material breach within ninety (90) days of receipt of such notice. Upon notice by AOL to SB of material breach and/or termination of this Agreement, SB shall update the Source Code within 24 hours of receipt of such notice ("24-Hour Update Period"). In the event SB fails to update the Source Code either on a quarterly basis (as required above) or within any 24-Hour Update Period, AOL shall have the right to seek any remedies hereunder, at law or in equity (including, without limitation, specific performance), to enforce such obligation. Each of the Parties shall be responsible for its own costs and expenses associated with establishing the escrow account as set forth in this Section. The Parties shall share equally any third party escrow account maintenance costs related to the Source Code Escrow Agreement.

7.   Ownership.
     ---------

     7.1    DLA Platform, Features and Functionality, APIs and AOL
            ------------------------------------------------------
            Modifications.
            -------------

            7.1.1   SB. As between the Parties, except as otherwise provided in
                    --
                    this Agreement, SB shall own (i) all aspects of the DLA Platform (x) developed by SB prior to the Original Effective Date and integrated into the DLA Platform, and/or (y) developed by SB outside the scope of this Agreement, (ii) all SB Features or Functionality and all SB APIs and tools which are owned or licensed by SB or were developed by SB outside the scope of this Agreement, (iii) SB Features or Functionality and/or any other feature or functionality owned or licensed by SB and used hereunder that permits AOL Users to perform searches on or through the YP Databases (e.g., SB's "Matrix" or other similar search functionality made available by SB on any SB Interactive Site), (iv) all SB Data, and (v) (consistent with and subject to the restrictions set forth in Section 5.3 with respect to [**] and/or Threaded AOL Modifications as the case may be) any [**] and any Threaded AOL Modifications (collectively, the "SB Platform Components").

            7.1.2   AOL. As between the Parties, except as otherwise provided in
                    ---
                    this Agreement, AOL shall own the [**] Databases and the DLA Platform, all AOL Features or Functionality, and all Level II Data Enhancements (including Designed-For-Segregation Features); provided that AOL shall not own SB Platform
                               --------
                    Components as defined in Section 7.1.1 above. AOL also shall own and control the name of the YP Product and any AOL APIs, the AOLYP Look and Feel, and all aspects of the AOLYP User Interface, in each case excluding any SB trademarks or generic terms contained therein. AOL hereby grants SB a non-exclusive, royalty-free license to use the name of the YP Product, the AOLYP Look and Feel, and the AOLYP User Interface during the License Period, solely for the purposes of this Agreement and only as expressly permitted hereunder. AOL hereby grants SB the right to use the Designed-For-Segregation Features during the License Period solely to perform its obligations under this Agreement and only with respect to the DLA Platform and the YP Databases.

            7.1.3   AOL and SB.
                    ----------

                    (a) The Parties shall jointly own all SB APIs created or
                        otherwise developed under this Agreement (specifically excluding SB API's developed pursuant to Section 7.1.1(ii)).

                    (b) To the extent any works are jointly owned under this
                        Agreement, each Party may independently exploit such jointly owned work, but neither Party shall be entitled to an accounting of profits from the other Party in connection therewith. Each Party shall bear its own cost to provide reasonable assistance to the other Party, at such Party's request, in connection with protecting, maintaining and enforcing any patent, copyright or other proprietary right in the jointly owned work. In the event any jointly owned work embodies any jointly developed invention, AOL shall have the right to control the prosecution, maintenance and enforcement of any patent rights therein.

     7.2    Data.
            ----

            7.2.1   SB. SB shall own all SB Data, provided, however, that during
                    --                            --------  -------
                    the License Period, AOL shall have the right to use the SB Data and any SB-Licensed Data (to the extent permitted by the applicable third party licenses) in accordance with the terms of this Agreement, provided, further, that upon
                                             --------  -------
                    termination or expiration of the License Period, (1) SB shall have the right to remove all SB Data and any SB-Licensed Data from the [**] Database (and to cause AOL to remove all SB Data and SB-Licensed Data from the [**] Database), and (2) AOL shall have no right to use any SB Data and/or SB-Licensed Data in any manner whatsoever upon termination or expiration of the License Period.

            7.2.2   AOL. AOL shall own any Existing AOL Data, and all data in
                    ---
                    the [**] Database (other than any SB Data and any Third-Party Licensed Data). During the License Period, SB shall have the right to use such data (solely for the purposes of carrying out its obligations under this Agreement) included within the [**] Database as permitted by the terms of this Agreement; provided, further, that SB
                                                 --------  -------
                    shall have no right to use any such data (other than the SB Data and SB-Licensed Data) in any manner whatsoever upon termination or expiration of the License Period.

            7.2.3   Corrected Data. Notwithstanding the provisions of Sections
                    --------------
                    7.1.1 and 7.1.2 above, the Parties shall have the right to use Corrected Data without restriction both during and after the License Period, subject to applicable law.

8.   LICENSE.
     -------

     8.1 During the Term and any Wind-Down Period (collectively, the "License Period") and subject to restrictions in third party agreements as described in Section 8.2 below, SB hereby grants AOL a non-exclusive, non-transferable, worldwide, royalty-free, right and license to promote, market, advertise, reproduce, display, distribute, perform, communicate, transmit, use, modify and adapt, the SB Platform Components as part of the Local Business Directory Products, (i) on or through any platform (e.g., wireless, voice portal, PDA, etc.) or media (electronic or otherwise) on or off line (other than print directories), and (ii) on any area of the AOL Network (and/or on any third party web sites linking thereto), subject to the terms this Agreement (collectively, the "License"). Notwithstanding the foregoing, the License shall not include the right by AOL to: (i) promote, market, advertise, reproduce, display, distribute, perform, communicate, transmit, use, modify or adapt SB Data except in connection with any Local Business Directory Product in accordance with this Agreement; or (ii) promote, market, advertise, reproduce, display, distribute, perform, communicate, transmit, use, modify, access, adapt or reverse engineer computer code owned by SB, in source code form or otherwise, except as may be permitted in accordance with Sections 5, 6.4, or 11.3 of this Agreement. SB further covenants not to assert against AOL or its

            Affiliates any patents obtained by SB that are based upon the work performed by SB for AOL under this Agreement.

     8.2 The License shall include the right (i) to permit AOL Users to search for, locate and subsequently view, download, and print the [**] Database (or any portions thereof), subject to any applicable provisions or restrictions set forth in this Agreement or any other applicable third party licensing restrictions and (ii) to use, in connection with the DLA Platform, the YP Databases and the YP Product on the AOL Network, the SB APIs (including the right to make such APIs available to third parties, which disclosure shall be subject to the confidentiality restrictions contained herein, for purposes of development of the DLA Platform and the YP Databases), and software and tools (in the form currently provided by SB or as reasonably requested by AOL subject to the terms of this Agreement) owned by SB or provided by SB to AOL pursuant to this Agreement. The foregoing License further includes any other express rights granted by SB to AOL herein, subject to any restrictions set forth in the Agreement.

     8.3 It is understood and agreed by the Parties that the foregoing license grant by SB to AOL for SB Platform Components includes areas of AOL and/or its Affiliates on and off the AOL Network (including without limitation, any AOL Time Warner, Inc. properties), which areas shall not be subject to the exclusivity obligations described in Section 12 of the Agreement, but shall be included as part of the License Fee set forth in Section in 18.1.1.

9.   BRANDING OF THE YP PRODUCTS. On all Results Pages: (a) SB shall receive
     ---------------------------
     non-clickable, non-linking textual attribution of at least a font size of HTML font size = 1 (i.e. approximately the equivalent of 8 point Times Roman font) (the "SB Attribution"); and (b) AOL shall include, if required by any applicable third party licensing requirements, third party data supplier attribution ("Data Supplier Attribution"). In the event [**] to the [**] shall [**] with [**], but shall [**] to [**]

10.  SALES OF DIRECTORY ADVERTISEMENTS, COMBINED DISTRIBUTION PACKAGES AND
     ---------------------------------------------------------------------
     SELF-PUBLISHED ADS WITHIN THE YP PRODUCT
     ----------------------------------------

     10.1   Directory Advertisements.
            ------------------------

            10.1.1  Sales by AOL Alternative Sales Forces. Except as expressly
                    -------------------------------------
                    set forth in this Section 10.1, subject to Section 10.1.3 with respect to Combined Distribution Packages, AOL shall have the exclusive right to select, direct and use any internal or third party sales force ("AOL Alternative Sales Forces") to sell Directory Advertisements, Self-Pub Ads, or any other items for inclusion in the YP Databases and distribution through the YP Product. Subject to the terms of this Agreement, SB shall maintain and otherwise support data input and transfer methods employed by AOL or any AOL Alternative Sales Force (including, without limitation, different taxonomies of such AOL Alternative Sales Forces subject to Section 6.3). In addition to the foregoing, the

                    Parties shall be responsible for communication and management of all related sales input and reporting to sales channels as set forth in Exhibit C.

            10.1.2  Training. SB shall provide to AOL and the Alternative Sales
                    --------
                    Forces (as part of the Included SB Services) reasonable training necessary to enable AOL and the Alternative Sales Forces to sell Directory Advertisements and Combined Distribution Packages and submit Directory Advertisements and Combined Distribution Packages for insertion into the YP Databases. Any such training period provided by SB shall consist of the lesser of (i) thirty (30) calendar days per year, or (ii) two (2) days per Alternative Sales Force (the "Training Minimums"); provided, however, that any training
                                          --------  -------
                    beyond the Training Minimums (as requested by AOL (on its own behalf or on behalf of any AOL Alternative Sales Force)) shall not constitute part of the Included SB Services.

            10.1.3  Sale of Combined Distribution Packages.
                    --------------------------------------

                    (a) In addition to the sales obligations set forth in
                        Sections 10.1.5 and 10.1.6, each of AOL, the AOL Alternative Sales Force and SB and any SB third party sales force (the "SB Alternative Sale Force") (each including the respective telemarketing representatives of SB and AOL) will endeavor to sell Directory Advertisements in combination with similar advertisements appearing on any SB Interactive Site ("SB Directory Advertisements") (collectively, the "Combined Distribution Packages"); provided that either Party may, at any time during the Term, elect in its sole discretion not to sell Combined Distribution Packages if it determines that such distribution efforts do not yield the desired business or other operational results. In such case, AOL may sell Directory Advertisements and SB may sell SB Directory Advertisements on a stand-alone basis with respect to the other Party, in lieu thereof.

                    (b) For the sake of clarity, it is understood and agreed by the Parties that nothing in this Section 10.1 shall prohibit AOL from selling its own Directory Advertisements into the AOL YP Product or SB from selling SB Directory Advertisements into the SB YP Platform, each on a stand alone basis with respect to the other Party.

                    (c) Without the prior written consent of the other Party,
                        neither Party shall sell the other Party's aforementioned advertisements (i.e., Directory Advertisements and SB Directory Advertisements, respectively) on a stand-alone basis.

                    (d) Either Party may place an Advertisement purchased as a part of a Combined Distribution Package on a third party

                        Interactive Site; provided (i) SB shall obtain AOL's written consent prior to such placement and (ii) such third party may not sell the Combined Distribution Package without the prior written consent of each of AOL and SB. For the avoidance of doubt, AOL shall not be required to obtain SB's prior written permission prior to such placement.

                    (e) Prior to the sale by SB (or any SB Alternative Sales
                        Force) of any Combined Distribution Packages, SB shall submit an outline of its sales plan, including applicable geographic regions and related distribution channels to AOL for review and approval, with such approval not to be unreasonably withheld or delayed; provided that the initial geographic regions and related sales channels approved by AOL shall be those set forth in Exhibit E.

                    (f) The terms and conditions applicable to the sale of
                        Combined Distribution Packages (including any structured payments between the Parties for the inclusion of the Directory Advertisements or SB Directory Advertisements in the Combined Distribution Packages),shall be subject to the pricing terms and conditions set forth in Exhibit E and any other terms and conditions mutually agreed upon by the Parties pursuant to Section 10.1.3(k) below; provided that in the event that the Parties do not specifically agree to include a particular product, service, feature or functionality within the Combined Distribution Packages, such shall not: (i) constitute part of the Combined Distribution Packages, and (ii) be subject to the pricing terms and conditions set forth in Exhibit E or elsewhere in the Agreement.

                    (g) The Parties shall meet on a quarterly basis to discuss each Party's sales and distribution strategies related to the Combined Distribution Packages. In the event that either Party believes in good faith that the other Party's strategies have, or will have, (i) a material effect on its sale of Combined Distribution Packages or
                        (ii) an adverse effect on its strategic marketing and business operations, then such Party may require that the other Party remove such Combined Distribution Packages from its sales channels. In the event that the Parties disagree on the foregoing, either Party may escalate the matter to the Steering Committee for final and binding resolution.

                    (h) In addition to the above, each Party shall, in its
                        reasonable discretion, have the right to reject the other Party's Alternative Sales Force(s); provided that in the event that either Party believes in good faith that the cumulative impact of such other Party's rejections has had (i) a material effect on its sale of Combined Distribution Packages or (ii) an adverse effect on its strategic marketing and business operations, then such Party may require that the other Party remove such Combined Distribution Packages from its sales channels.

                        In the event that the Parties disagree on the foregoing, either Party may escalate the matter to the Steering Committee for final and binding resolution.

                    (i) Notwithstanding the above, the foregoing Combined
                        Distribution Packages requirements for direct sales efforts shall not apply to the following categories:
                        Internet connectivity services and/or legal services to advertisers who purchase both national and local Directory Advertisements or SB Directory Advertisements or who purchase only national Directory Advertisements or national SB Directory Advertisements. Neither Party shall sell Combined Distribution Packages for such categories.

                    (j) Advertisers obtained through the sale of Combined
                        Distribution Packages (regardless of whether sold by AOL or SB) shall be jointly owned by the Parties and each Party shall have the right to market, promote or otherwise offer such Advertisers other products and services at any time during the Term and thereafter; provided that SB cannot sell, promote or otherwise offer any product or service to such Advertisers that would be competitive to AOL. Notwithstanding the foregoing, during the Term and thereafter SB shall be entitled to promote or otherwise offer to jointly-owned Advertisers any SB Directory Advertisements (including "LocalClicks") on the SB Interactive Site in a manner that is consistent with the terms and conditions of this Agreement.

                    (k) Within thiry (30) days of the Revised Effective Date,
                        the Parties shall agree to define the initial composition of the Combined Distribution Packages and to establish related contract forms and processes. The Parties shall determine from time to time what products, services, or inventory that the Parties or their Alternative Sales Forces shall sell as part of Combined Distribution Packages. All revenues received by either Party (and/or their Alternative Sales Forces) in connection with such Combined Distribution Packages shall be shared by the Parties in accordance with the fee structure set forth in Exhibit E or as otherwise mutually agreed by the Parties in writing. Any features or functionality to which the Parties (or the Steering Committee) cannot agree to include as part of such Combined Distribution Packages shall not constitute Combined Distribution Packages. Either Party shall have the right to escalate to the Steering Committee any disputes between the Parties as to whether certain features or functionality should constitute Combined Distribution Packages, in accordance with Section 13 hereof.

                    (l) The Steering Committee shall meet periodically as
                        mutually agreed upon by the Parties to discuss product offerings and related sales and marketing performance issues. Additionally, the Steering Committee shall also discuss channel distributions and related sales restrictions and channel conflicts. In the event that the Parties are unable to resolve any particular sales channel conflict, either party shall have the right to remove its distribution from the Combined Distribution Packages.

            10.1.4  [**] Directories.
                         -----------

                    (a) To the extent that AOL enters into contractual
                        arrangements with third parties who provide Directory Advertisements in category-limited, category-specific [**] for the AOL Properties, (i) AOL shall use commercially reasonable efforts to include in the [**] Database, in accordance with AOL's customary terms and pricing for such vertical enhanced listings, the businesses represented in such third-party's [**], and
                        (ii) if any such business listings are to be included in the [**] Database, the Parties will use commercially reasonable efforts to work together to integrate such business listings into the [**] Database.

                    (b) AOL shall have the right to reference in any promotion on any Results Page (without sharing any margin relating to any such promotion) any third party who offers a [**] as one of its products or services, provided that (in
                                                            --------
                        the case that such Results Pages display [**] Database
                        data) such third party's principal business is not the compilation of such [**] and, provided, further, that
                                                      --------  -------
                        (in the case that such Results Pages display [**] Database data) such reference is to such third party and not to such third party's [**]. Notwithstanding the foregoing, AOL shall have the right to reference specific Vertical Directories in promotions on any Results Pages displaying [**] Database data if AOL shares with SB the margin directly related to such promotions (in a manner to be mutually agreed upon by the Steering Committee).

                    (c) AOL shall have the right to create [**] containing
                        Standard Business Listings, Directory Advertisements, Self-Published Ads and other [**] Database data; provided, however, that AOL shall reasonably consider
                        --------  -------
                        using the DLA Platform [**].

                    (d) For the avoidance of doubt, none of the foregoing
                        restrictions set forth in this Section 10.1.4 shall apply to Results Pages constructed without the use of the DLA Platform.

            10.1.5  Billing, Customer Service and Production.
                    ----------------------------------------

                    (a) AOL, the AOL Alternative Sales Forces, or any other
                        party designated by AOL will perform (a) all billing, collection and First Level Customer Service functions related to Directory Advertisements, Combined Distribution Packages or Self-Published Ads sold by AOL or any AOL Alternative Sales Force and/or (b) all First Level Customer Service functions related to any other non-SB Data. SB, any SB Alternative Sales Force, or its agents will perform (a) all billing, collection and First Level Customer Service functions related to Combined Distribution Packages sold by SB or any SB Alternative Sales Force and/or (b) all Second Level Customer Service functions related to any other SB Data.

                    (b) AOL shall have the right to use software tools described in this Agreement (or other software tool provided by SB), which shall comply with the criteria set forth in Exhibit C, to insert the Directory Advertisements into the [**] Database (in accordance with mutually agreed upon procedures and Exhibit C).

                    (c) In the event that the sale of Directory Advertisements or Combined Distribution Packages becomes subject to state or federal taxation during the Term, the selling party shall be responsible for collecting and remitting such taxes.

                    (d) SB will use good faith efforts to regularly spot check, validate and/or screen Directory Advertisements and Combined Distribution Packages prior to injection or insertion into the [**] Database, and in accordance both with applicable law and policies and procedures to be established by the Steering Committee. Upon notification by AOL or any third party to SB of any violation of such spot checking, validation and/or screening policies (or upon SB's knowledge of any such violation), SB shall remove any such business listing(s) that violate any such policies.

            10.1.6  Additional Requirements for SB Alternative Sales Forces. The
                    -------------------------------------------------------
                    following provisions shall apply to the SB Alternative Sales Forces approved by AOL pursuant to this Agreement and set forth in Exhibit L, and to any additional SB Alternative Sales Forces that may be approved by AOL in the future in accordance with the Agreement (which conditions for approval may be modified from time to time by AOL in its reasonable discretion and upon prior notice to SB).

                    (a) Supervision of SB Alternative Sales Forces.
                        ------------------------------------------

                        (i)    SB Project Manager. SB will appoint for the SB
                               ------------------
                               Alternative Sales Forces a qualified member of its staff to act as project manager (the "SB Alternative Sales Force Manager"), whose duties shall be to act as liaison between AOL and SB.

                        (ii)   Independent Contractor, Employees and Facilities.
                               ------------------------------------------------
                               As stated in Section 15 of Exhibit I of the

                               Agreement, SB is an independent contractor, and neither SB, its employees or any SB Alternative Sales Forces shall be considered employees of AOL. SB shall be solely responsible for the acts or omissions of SB, its employees and the SB Alternative Sales Forces in connection with their sale of Combined Distribution Packages under this Agreement. SB shall describe the relationship between SB and AOL to recipients only in a manner expressly authorized by AOL in writing.

                    (b) Sales Scripts for SB Alternative Sales Forces.
                        ---------------------------------------------

                        (i)    Development. AOL and SB shall jointly develop the
                               -----------
                               sales scripts (e.g., sales and other promotional materials or information for calls, in person solicitations, mail solicitations, etc., collectively, the "Sales Scripts") to be used by the SB Alternative Sales Forces in connection with the sale of the Combined Distribution Packages. SB shall ensure that all Sales Scripts comply with all applicable laws, rules, regulations and ordinances, including without limitation, those relating to oral and written disclosures, requesting permission to continue, handling negative responses, and handling Do Not Contact Requests (as that term is defined in Section 10.1.6(b)(iii) below).

                        (ii)   Monitoring. AOL reserves the right to monitor SB
                               ----------
                               in a reasonable manner to ensure compliance with the SB Alternative Sales Force terms of this Agreement. Such monitoring may include visits to SB's facilities, upon reasonable notice and during normal business hours, review phone calls and review of SB documents and records reasonably related to the sales services performed by SB Alternative Sales Forces.

                        (iii)  Do Not Contact Requests. As used herein, a "Do
                               -----------------------
                               Not Contact Request" is a request, whether written or oral, from a recipient of a solicitation (whether written or oral) from any Alternative Sales Forces in which a recipient asks that SB or AOL refrain from contacting the recipient in the future and/or asks that the recipient's name be added to a "Do Not Contact" list. Prior to providing any list of prospective recipients to SB for use in the sale of Directory Advertisements by SB Alternative Sales Forces, AOL shall remove from such list the names and telephone numbers of recipients that had previously given AOL a Do Not Contact Request. Prior to conducting any Combined Distribution

                               Packages sales activity hereunder, SB shall remove from such lists the names and telephone numbers of all recipients that had previously given SB (expressly including SB Alternative Sales Forces) a Do Not Contact Request. If during the course of contact done by SB, a recipient makes a Do Not Contact Request, SB shall record the name and telephone number of the recipient, and SB shall provide AOL with a list of all such Do Not Contact Requests received when performing sales activities performed in connection with the sale of Combined Distribution Packages.

11.  ALL-IN SERVICES; CONSULTING AND MARKETING FEES; TECHNOLOGY DEVELOPMENT AND
     --------------------------------------------------------------------------
     SUPPORT.
     -------

     11.1   All-In Services. As part of this Agreement, SB shall perform (at no
            ---------------
            cost to AOL): (i) the Included SB Services, and (ii) 3,000 Hours per calendar quarter of Engineering Hours work during each Year of the License Period (the "Quarterly 3,000-Hour Threshold," and together with the Included SB Services, collectively referred to herein as the "All-In Services").

     11.2   Consulting and Marketing Fees. During the Term, AOL shall pay SB
            -----------------------------
            consulting and marketing fees for technical, marketing, engineering and other services (other than the All-In Services) mutually agreed upon by the Parties from time to time during the Initial Term (including without limitation, any Incremental Engineering Hours (as defined in Section 11.2.2(a) below)) (collectively, the "Consulting and Marketing Fees").

            11.2.1  [Intentionally Omitted].

            11.2.2  Incremental Engineering Hours; Hourly Caps.
                    ------------------------------------------

                    (a) Commencing on October 1, 2003, AOL shall pay SB the
                        hourly rates set forth on Exhibit J for any Engineering Hours carried out by SB above the Quarterly 3,000-Hour Threshold; provided that (i) AOL will use good faith
                                   --------
                        efforts to utilize the Engineering Hours as evenly as is commercially reasonable over the Term (subject to AOL's then-current business and operational practices and strategies), and (ii) AOL may only carry over a maximum of 1,000 unused Engineering Hours of the 3,000 Quarterly Engineering Hour Threshold to the next calendar quarter.

                    (b) SB shall have the right to elect not to perform any
                        Engineering Hours in excess of 3,000 Engineering Hours and any applicable unused Engineering Hours carried forward in any calendar quarter during the License Period (the "4,000-Hour Cap"). For the sake of clarity, the foregoing 4,000-Hour Cap consists of (i) the Quarterly 3,000 Hour Threshold, and (ii) a maximum of 1,000 unused Engineering Hours of the 3,000 Quarterly

                        Engineering Hours Commitment. For the avoidance of doubt, it is understood and agreed by the Parties that AOL shall not be entitled to carry forward to any subsequent quarter more than a total of 1,000 Engineering Hours.

                    (c) AOL and SB shall work together in good faith to
                        prioritize engineering work to be performed by SB pursuant to this Agreement.

                    (d) Except as otherwise expressly provided in this
                        Agreement, (1) all Engineering Hours work required to be performed by SB pursuant to this Agreement shall be subject to the hourly caps set forth in this Section and
                        (2) SB shall be compensated for all work (other than the All-In Services) required to be performed by SB under this Agreement or requested by AOL through the payment by AOL of the Consulting and Marketing Fee.

            11.2.3  Marketing Services. Notwithstanding the foregoing, at AOL's
                    ------------------
                    option, any fees (other than any Required Third Party Licensing Fees, to the extent applicable) paid by AOL to SB for marketing activities as may be performed by SB upon AOL's reasonable request, subject to the 4,000-Hour Cap, may count towards fees for Engineering Hours of equivalent monetary value (but shall not count towards any License Fee payments made by AOL hereunder).

     11.3   Excess Support. In the event that SB elects not to perform any
            --------------
            Engineering Hours work over the 4,000-Hour Cap, AOL may elect to appoint its own engineers to perform such work, subject to the following requirements:

            11.3.1 SB confidential information accessed by AOL-appointed engineers shall be subject to the confidentiality restrictions set forth in this Agreement.

            11.3.2 Prior to such AOL-appointed engineers' commencement of any such work or access to any SB source code, AOL shall provide SB for its prior review and approval, which shall not be unreasonably withheld or delayed, the functional specifications, as well as design, implementation, and testing documentation associated with such work. Without limitation, SB's approval will not be deemed to have been unreasonably withheld if SB reasonably believes that such development or the implementation thereof is likely to have a material adverse impact on the DLA Platform or SB's source code, including without limitation, with respect to the performance, operation, reliability, scalability, or supportability thereof.

            11.3.3 If the development requires access to any SB source code, SB shall have a right to monitor and inspect the AOL-appointed engineers' work in progress and to inspect, run quality tests on, and approve the final development prior to the implementation thereof.

            11.3.4 SB shall be compensated for any Engineering Hours work spent by its employees in connection with the following, without limitation: assisting, instructing, or monitoring such AOL appointed engineer(s), reviewing and evaluating documentation or code created by AOL appointed engineers, or performing quality or other testing work.

            11.3.5 Ownership of any developments created by AOL-appointed engineers shall be subject to Section 5.3 hereof.

            11.3.6 AOL appointed engineers shall perform development work at SB's premises.

     11.4   Dedicated Resources. SB shall apply the necessary resources to
            -------------------
            facilitate and perform its duties and obligations under this Agreement. Such resources shall be available for Severity 1 and Severity 2 Problems, as defined in Exhibit C, on a 24 hours per day, 7 days per week basis via pager or other comparable means. Without limiting the generality of the foregoing, during the License Period,
            (i) SB shall provide to AOL a full-time-equivalent engineer ("FTE"), who shall be available to AOL on a full-time basis (i.e., for at least 2,000 hours per Year) (the "FTE Hours Commitment"). Such FTE shall be located, at AOL's option, either at (a) the AOL facility where other AOL employees responsible for the implementation of this Agreement are located, or (b) at SB's facilities, to assist AOL in connection with the integration of the DLA Platform and the YP Databases into the YP Product, technical assistance and the development and/or customization of APIs, the AOLYP User Interface, the YP Databases, the DLA Platform, etc. All work performed by such FTE shall be considered Engineering Hours for purposes of this Agreement.

     11.5   [Intentionally Omitted].
            -----------------------

     11.6   Development Warranty. SB warrants that the portions of the DLA
            --------------------
            Platform for which SB is responsible (and any SB upgrades, modifications or other updates thereto) will operate in substantial conformance with the specifications set forth on Exhibit C for the duration of the License Period.

     11.7   Communications and Connectivity. SB will be responsible for all
            -------------------------------
            communications and connectivity costs and expenses associated with the operation of the DLA Platform and the [**] Database (except as expressly provided herein), provided that SB shall have no
                                        --------
            responsibility for communications and connectivity costs and expenses related to AOL's access to the DLA Platform from its data centers through the Internet, or AOL Users' access to the AOL YP Product. AOL acknowledges that, as of the Revised Effective Date, SB's current means of connectivity to the Internet (as supplied by Exodus) complies with current general industry standards in terms of latency time, data packet loss and/or downtime and does not, at this time, require the use of a high-speed connection. Notwithstanding the foregoing, in the event that AOL reasonably believes that SB's connectivity to the Internet (and/or serving of the DLA Platform or [**] Database to AOL Users through the Internet) is inferior to general industry standards (in terms of latency time, data packet loss or downtime), upon AOL's request, SB shall provide (at no cost to AOL) a high-speed connection between SB's data center hosting the DLA Platform and [**] Database (currently in Boston) to AOL's closest point of presence to SB (currently in New York) (collectively, the "AOL POP"); provided, however, that AOL shall be
                                           --------  -------
            responsible for the remainder of the connectivity costs from the AOL POP to Virginia. SB will provide all computer hardware (e.g., servers, network devices, routers, switches, telephones and other similar equipment) and all computer software (e.g., web servers, operating systems, applications, databases and other similar resources) necessary to make the DLA Platform and the [**] Database available to the AOL Network through the Internet. SB will utilize a dedicated high-speed connection to maintain quick and reliable transport of information to and from the SB data center and the Internet.

     11.8   Wireless. SB shall support relevant, generally-accepted industry
            --------
            standards for wireless and voice portal distribution of the YP Product. To the extent SB cannot support such standards or otherwise limits AOL's ability to develop wireless or voice portal distribution of the YP Product, AOL shall have the right to create a wireless or voice portal application for the DLA Platform and/or YP Databases or to enter into an agreement with any third party for such purpose. In such instance (to the extent reasonably requested by AOL and subject to any third party licensing restrictions), SB agrees to assist AOL with the integration of such wireless or voice portal application into the DLA Platform and/or YP Databases. Notwithstanding the foregoing, SB shall have no liability whatsoever for failure to support any wireless or voice portal standards unless AOL distributes, or notifies SB in writing of its intent to distribute, the DLA Platform and/or YP Databases through such wireless or voice portal media not less than 30 days prior to the launch date. The Parties hereby acknowledge and agree that any such wireless distribution shall not be subject to the exclusivity provisions set forth in Section 12.

12.  EXCLUSIVITY.
     -----------

     12.1 During the Initial Term, the DLA Platform will be the exclusive comprehensive interactive yellow pages business listing directory database platform with national scope (the "Exclusive Product") which is promoted and integrated by AOL within the AOL Service and AOL.COM through December 11, 2005 and on Netscape (excluding Netscape Business) and CompuServe through December 31, 2004 (collectively, the four foregoing AOL Properties, the "Exclusive AOL Properties"). Notwithstanding anything to the contrary in this
            Section 12 (and without limiting any actions which may be taken by AOL without violation of or SB's rights hereunder), no provision of this Agreement will limit AOL's ability (on or off the AOL Network) to: (i) offer alternative "vertical" (category-limited, category-specific) directory platforms, databases, market guides, entertainment guides or dining guides; (ii) offer classified advertisements, residential listings (e.g. "white pages"), e-mail listings, local or national search listings accessed through AOL's or its Affiliates' search functionality, or (if offered other than in a Competitive Product) SOHO listings; (iii) offer AOL's current NetBusiness product, or any reasonably similar successor products anywhere on the AOL Network (it being understood and agreed by the Parties that Netcenter's offering of "NetBusiness Cards" or any similar online business cards product (or any reasonably similar successor products) shall not be deemed a Competitive Product); (iv) offer web site directories, or AOL Member listings or directories;
            (v) subject to Section 12.3 below, undertake activities or perform duties pursuant to existing arrangements with third parties (or pursuant to any agreements to which AOL becomes a party subsequent to the Revised Effective Date as a result of Change of Control, assignment, merger, acquisition or other similar transaction); (vi) sell standard advertising placements (e.g., banners, buttons, links, sponsorships) to any third party on any area of the AOL Properties (including the Exclusive AOL Properties); (vii) enter into an arrangement with any third party (the "Acquiring Third Party") for the primary purpose of acquiring AOL Users whereby such party is allowed to promote or market products or services to AOL Users that are acquired as a result of such agreement (the "Specially Acquired AOL Users"), provided that the Acquiring Third Party may promote any Competitive Product only to Specially Acquired AOL Users and not directly to AOL Users on the AOL Properties (including on the Exclusive AOL Properties) generally; (viii) create contextual links or editorial commentary relating to any third party marketer of a Competitive Product, provided that neither AOL nor its Affiliates is paid directly (in cash or in-kind) by the third party marketer of the Competitive Product for the promotional message in such links or commentary, it being understood and agreed that such Content may be provided by a third party paying AOL for the right to program the Content in such space, but that AOL does not control the message therein; (ix) offer any toll-free, operator or other voice-related directory assistance; (x) to offer any comprehensive toll-free directory (to the extent a third party provider of such toll-free directory requires AOL to use its platform and listings data for such directory); or (xi) to offer any metropolitan area, "DMA" or similar directory (e.g., Baltimore/Washington, etc.). AOL hereby agrees that it shall not aggregate multiple regional interactive business listings directory databases (or Vertical Directories), contrary to the spirit of this Section 12, to such a degree as to form a Competitive Product for distribution on the Exclusive AOL Properties. AOL acknowledges and agrees to implement the provisions of this Section 12.1 in good faith. In the event that SB reasonably believes during the Initial Term that any of the aforementioned exceptions (as carried out by AOL) has resulted in a material adverse effect on the exclusivity set forth in this Section, as SB's sole and exclusive remedy hereunder, SB shall have the right to submit such issue to the Steering Committee (and /or the Management Committee) for resolution of such issue, and the Parties shall work together in good faith (as guided by the principles of Section 13), in an effort to resolve such issue to the reasonable satisfaction of both Parties.

     12.2 The Parties further agree that no provision of this Agreement shall require that AOL limit the ability of AOL Users to navigate to any Competitive Product (provided that, subject to Section 12.1 above, AOL shall not promote any Competitive Product on the Exclusive AOL Properties to facilitate such navigation). In addition, to the extent that any third party does not solely market a Competitive Product (i.e., it is also engaged in marketing of other products or services), AOL will not be restricted from promoting featuring, integrating, or advertising such party (on or off the AOL Network), so long as such promotions do not expressly promote such party's Competitive Product within the Exclusive AOL Properties. Notwithstanding anything to the contrary herein, in the event that a third party with whom AOL concludes an agreement for the distribution of AOL products conditions such distribution on the incorporation of the third party's chosen yellow pages provider, AOL shall have the right not to distribute the DLA Platform and/or any YP Database with such AOL products being distributed.

     12.3 With respect to clause (v) in Section 12.1 above, it is further understood and agreed that, as of the Original Effective Date, there are existing AOL relationships with third parties which do not specifically prohibit the distribution of a Competitive Product on the Exclusive AOL Properties by such parties ("Existing Arrangements"), [**], (a) there is no such material Existing Arrangement with a value in excess of [**] Dollars (US $[**]) that [**] on the Exclusive AOL Properties and (b) AOL is not aware of any third party operating under a material Existing Arrangement with a value in excess of [**] Dollars (US $[**]) that intends to [**] on the Exclusive AOL Properties.

13.  STEERING COMMITTEE. The Parties have formed a steering committee (the
     ------------------
     "Steering Committee") consisting of (unless otherwise mutually agreed upon by the Parties) the following representatives from each Party: one product manager, one operations manager and to the extent agreed upon by the Parties, a senior executive of at least the title of vice president or his/her direct report (or someone of his or her comparable responsibility). Among other things, the Steering Committee will work and has worked together in good faith and use commercially reasonable efforts to (i) maintain the relationship between the Parties, (ii) preserve continuity of communication, and (iii) work together to achieve the collective objectives of the Parties (e.g., providing a unique, comprehensive and compelling yellow pages offering to AOL Users, maximizing revenues, providing technological and sales support, etc.). The Steering Committee also shall provide a point of escalation for and resolution of minor differences or disputes between the Parties. The Steering Committee shall use good faith efforts to resolve any disputes submitted to it as promptly as possible (and in any event, in less than 15 days). In addition to the foregoing, during such meetings, the Steering Committee shall further review and evaluate marketing and other initiatives implemented by AOL during the prior quarter and to be implemented by AOL during the then-current quarter. In addition, AOL shall use good faith efforts to consider marketing and other initiatives proposed by SB during such Steering Committee meetings. For purposes of this Agreement, SB's Steering Committee Representatives and AOL's Steering Committee Representatives shall be those persons specified on Exhibit H hereto ("Initial Steering Committee Reps"); provided, however,
                                                              --------  -------
     that either Party shall have the right to substitute other appropriate employees for such Initial Steering Committee Reps (or their successors) upon reasonable advance notice to the other Party (not less than 5 business days).

14.  COMPONENT PRODUCTS AND TOOLS. Upon request by AOL, SB shall enable the use
     -----------------------------
     of AOL's tools and technology for e-mail, chat, and search functionality (and for AOL Instant Messenger or any other instant messaging service) in connection with the YP Product. AOL and SB agree to consider in good faith each other's products and services when evaluating new technologies and offerings for application outside of the scope of the YP Product. Specifically, SB shall consider in good faith offering AOL's tools and technology for email, chat, instant messaging and search functionality on the SB Standard Site. AOL hereby grants SB a license to market, distribute, display and promote the AOL tools and technology specifically provided to SB in furtherance of this Section 14. In no event shall SB have any right to offer any mapping, routing, traffic alert or related functionality or content on or through the DLA Platform, any YP Database and/or the YP Product other than that of MapQuest.com, Inc., unless expressly agreed to in writing by AOL, provided that such restriction shall not apply to third
                        --------
     party web sites to which any SB Data or Third-Party Licensed Data link.

15.  NAVIGATION RIGHTS. In cases where an AOL Member performs a search for SB
     -----------------
     through any search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., promotions, Keyword Search Terms, navigation bars or any other promotions or navigational tools) other than an AOL Member typing "http://www.switchboard.com" (or any variation of the URL for "switchboard" (i.e., www.switchboard.com, www.cbs.switchboard.com, or www.cbsswitchboard.com ("Switchboard URLs")) AOL shall have the right to
        ----------------------
     direct such AOL Member to the YP Product. Notwithstanding the foregoing, AOL shall have no rights, express or implied, to take any action or direct users in any way that, in the absence of this provision, would constitute an infringement of SB's or its licensors' trademarks or service marks. In the event that AOL Users type in "Switchboard" as an AOL Keyword or any Switchboard URLs without the "www" prefix), AOL shall have the right to direct such users either (i) to a mutually agreeable interim explanation page or (ii) an error page.

16.  PARTNER MARKETING. At AOL's request, SB will, subject to any third party
     -----------------
     contractual restrictions in existence as of the Revised Effective Date, consider in good faith the development and implementation of partner marketing campaigns for the acquisition of AOL Users, for which AOL will pay SB customary bounty fees to be mutually agreed upon by the Parties for each Qualified New Member.

17.  ACQUISITION OF SB STOCK.
     -----------------------
     Concurrently with the execution of the Original Agreement, the Parties executed a Stock Purchase Agreement in the form attached hereto as Exhibit G (the "Stock Purchase Agreement"), which shall remain in full force and effect pursuant to its terms.

18.  PAYMENTS.
     --------

     18.1   Guaranteed Payment. Subject to Section 20.7 of this Agreement, and
            ------------------
            for payments commencing on October 1, 2003, AOL shall make the following payments to SB:

            18.1.1  Licensing Fee. From October 1, 2003 through December 11,
                    -------------
                    2005, AOL shall pay SB an annual licensing fee which shall consist of (i) the use of SB Platform Components (as described in Section 7 of the Agreement), (ii) the Engineering Hours (as described in Section 11), and (iii) inclusion of existing AOL Advertisers (i.e., who have purchased Directory Advertisements prior to the Revised Effective Date) within the SB YP Platform. This annual licensing fee shall be in the amount of Four Million Eight Hundred Thousand Dollars (US $4,800,000.00) (the "License Fee"). AOL shall pay the License Fee to SB in monthly installments of $400,000.00, which amount shall be paid by the tenth business day of each calendar month (with the exception of the first such payment, which shall be made by October 31, 2003).

            18.1.2  LocalClicks(TM)Sold Within Combined Distribution Packages.
                    ---------------------------------------------------------

                    (i) In the event that "LocalClicks"(TM)is sold by either AOL or SB (or any Alternative Sales Force) as part of a Combined Distribution Package, the Party selling LocalClicks shall be entitled to a [**] percent ([**]%) commission on the cost-per-click revenue generated from LocalClicks. The Party on who's web site LocalClicks is clicked shall be entitled to [**] percent ([**]%) of the remaining [**] percent ([**]%) (i.e., the amount remaining after the commission deduction) of the cost-per-click revenue generated from such clicks and the other Party shall receive [**] percent ([**]%) of the remaining [**] percent ([**]%) of such revenue

                        (collectively, the "LocalClicks Margin Share"). SB shall be responsible for tracking and reporting to AOL all "LocalClicks" activity related to the Combined Distribution Packages on a monthly basis (in a form and format to be mutually agreed upon by the Parties); provided each of AOL and SB shall work together in good faith to assist SB in the generation of such reporting for LocalClicks activity hereunder. The Party who sold LocalClicks shall be responsible for billing, collection and appropriate distribution of moneys in accordance with this section and Section 18.1.2(ii) hereof. Notwithstanding the foregoing, each Party's ability to sell LocalClicks in any Combined Distribution Package shall be subject to Exhibit E and any then-current sales channels restrictions which may prohibit or otherwise limit such inclusion.-

                    (ii) As related to the receipt of cash payments for the sale of a LocalClicks within a Combined Distribution Package, the Party selling the LocalClicks in any Combined Distribution Package shall pay the other Party the applicable LocalClicks Margin Share on a monthly basis (as promptly as commercially reasonable following each such month, but in no event later than thirty (30) days after the end of such month); provided that the Party selling LocalClicks shall perform account reconciliation each year and pay the other Party any outstanding balance due and owing to the other Party for the prior four calendar quarters.

            18.1.3 In the event that AOL utilizes any SB technology or SB Data to optimize any Advertisements, promotions or links featured on any page that contains a Directory Advertisement ("SB Optimizations") (e.g., banner advertisements, sponsorships or other standard promotional placements or links located around the Directory Advertisements or in other areas, collectively, the "Additional Advertisements"), then, prior to such SB Optimizations, the Parties shall mutually agree upon the payment terms for such portion of the revenue generated that is directly attributable to the Additional Advertisements using the SB Optimizations. In no event shall SB Optimizations be used to optimize Additional Advertisements without the prior written consent of both Parties.

     18.2   Late Payments; Wired Payments; Payment Contact. All amounts owed
            ----------------------------------------------
            hereunder not paid when due and payable (other than amounts which are the subject of a good faith dispute) shall bear interest from the date such amounts are due and payable at the prime rate of Citibank N.A. per annum in effect at such time. All payments required to be made to AOL hereunder shall be paid in immediately available, non-refundable (except as otherwise expressly set forth herein) U.S. funds wired to the "America Online" account, Account Number [**]. All payments required to be made to SB shall be paid in immediately available, non-refundable (except as otherwise expressly set forth herein) U.S. funds wired to the "Switchboard Incorporated" account, [**].

     18.3   Auditing Rights. Each Party shall maintain complete, clear and
            ---------------
            accurate records of all expenses, revenues, fees, and other amounts collected in relation to the DLA Platform or [**] Database to the extent that same are relevant to any obligation of either Party to make payments hereunder. For the sole purpose of ensuring compliance with either Party's payment obligations under this Agreement, each party shall have the right to conduct, through a mutually agreeable independent auditor from an accounting firm with a national reputation, a reasonable and necessary inspection of portions of the books and records of the other, to the extent they are relevant to such payment obligations. Any such audit may be conducted after twenty (20) business days prior written notice to the party being audited. Such audits may be conducted during the Term and any Wind Down Period, and for a period of one year thereafter, but no more than once in any twelve-month period. The Party conducting the audit shall bear the expense of any audit conducted pursuant to this
            Section 18.3 unless such audit shows an error in such Party's favor amounting to a deficiency to such Party in excess of ten percent (10%) of the actual amounts paid and/or payable to such Party hereunder, in which event the audited Party shall bear the reasonable expenses of the audit. The audited Party shall pay the Party performing the audit the amount of any deficiency discovered within thirty (30) days after receipt of notice thereof from the auditing Party.

     18.4   Reports. Each Party shall provide the other Party with detailed
            -------
            sales reports regarding revenue generated from the sale of Directory Advertisements, Combined Distribution Packages and SB Directory Advertisements and any payment under this Agreement in a form and at times to be mutually agreed upon by the Parties; except that, with respect to Self Pub Ads, SB shall provide such reports on a weekly and monthly basis. SB shall provide to AOL a list of all new and existing Directory Advertisements and Combined Distribution Packages sold by AOL, SB or any AOL or SB Alternative Sales Force on a periodic basis to be agreed upon by the Parties. This list shall be in a format agreed upon by the Parties (e.g., Microsoft Excel) and shall include selected fields, which at a minimum may include customer name, address, phone number, heading categories, reach, and billing information (and any other data as may be reasonably requested by AOL), entered through any software tool or any other software tool provided by SB. Other reports, in a form and at times to be mutually agreed by upon by the Parties, and to be provided by SB or AOL as described above, shall at a minimum include: SB reports to AOL regarding (a) server availability (e.g., uptime and downtime) and (b) the number of listings by heading (sorted by total number nationally and total number by zip code).

19.  CONFIDENTIALITY.
     ---------------

     19.1 Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following termination of the Wind-Down Period, to prevent the duplication or disclosure of Confidential Information of the other Party, other than to its employees or agents as such may be reasonably related to performance or other data under this Agreement. Notwithstanding the foregoing, neither Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, unless and to the extent such disclosure is required by law, rule, regulation or government or court order. In such event (with the sole exception of (a) a SB Form 8-K filing to be made with the Securities and Exchange Commission ("SEC") in connection with the announcement of the execution of this Agreement, which Form 8-K filing SB has afforded AOL a reasonable period of time to review under the circumstances and (b) the mutually agreed-upon press release to be issued by the Parties in connection with such announcement), the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party unless otherwise required by law or mutually agreed-upon by the Parties). Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will, in the reasonable discretion of such Party, upon good faith consultation with the other Party, (i) redact portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to the SEC or such governing body that such portions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body. The foregoing sentence shall not restrict the ability of either Party to disclose Confidential Information to the extent such Party reasonably believes such disclosure is required pursuant to applicable law or stock exchange requirements.

     19.2 Notwithstanding the foregoing, SB shall not be prohibited hereunder from using any Confidential Information consisting solely of ideas, concepts, methodologies, processes, techniques, skills, experience and know-how (collectively "residuals") that: (i) are learned by SB from AOL in the course of performance of its obligations under this Agreement and mentally retained in the unaided memories of SB's employees and not intentionally memorized for the purpose of later recording or use and (ii) do not, at the time of SB's use, provide AOL or any AOL Affiliate with a material competitive advantage; provided that "material competitive advantage" shall not be deemed to exist where it would not be recognized in the industry by engineers skilled in the art of software and database architecture that such residual represents significant technical or business innovation having value as a trade secret. For purposes of this paragraph, a residual shall not be deemed to have a "material competitive advantage" unless it has a measurable impact on AOL's competitive standing or performance in the market.

20.  TERM; RENEWAL; TERMINATION.
     --------------------------

     20.1   Term. Unless earlier terminated as set forth herein, the initial
            ----
            term of this Agreement shall have commenced on the Original Effective Date and end on December 11, 2005 (the "Initial Term"). To the extent that the Parties mutually agree in writing to renew this Agreement upon the expiration of the Initial Term (each such renewal term, a "Renewal Term"), the Renewal Term(s), together with the Initial Term, shall be collectively referred to herein as the "Term."

     20.2   Termination for Breach. Except as expressly provided elsewhere in
            ----------------------
            this Agreement, either Party may terminate this Agreement by written notice at any time in the event of a material breach of the Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party (or such shorter or longer cure period as may be specified elsewhere in this Agreement); provided that the cure period with respect to any scheduled payment hereunder shall be fifteen (15) days from the date for such payment provided for herein. Notwithstanding the foregoing, in the event of any material breach of a provision that requires action to be completed within an express cure period shorter than 30 days, either Party may terminate this Agreement if the breach remains uncured after written notice thereof to the other Party and expiration of such express cure period.

     20.3   Termination for Bankruptcy/Insolvency. Either Party may terminate
            -------------------------------------
            this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

     20.4   Termination on Change of Control Involving SB. In the event of a
            ---------------------------------------------
            Change of Control of SB in which SB is acquired by an Interactive Service, AOL shall have the right to terminate this Agreement upon 30 days notice to SB (and in the event of such termination, this Agreement will proceed to the Wind-Down Period as set forth in
            Section 20.7).

     20.5   [Intentionally Omitted].
            -----------------------

     20.6   Press Releases. Each Party shall submit to the other Party, for its
            --------------
            prior written approval, which shall not be unreasonably withheld or delayed, any press release or similar public statement ("Press Release") relating to the transactions contemplated hereunder (e.g., an announcement of an RBOC partnership with the Parties to sell Directory Advertisements into the DLA Platform), provided that, subsequent to the initial Press Release, factual references by either Party to the existence of a business relationship between the Parties shall not require approval of the other. Notwithstanding the foregoing, either Party may issue Press Releases and other disclosures as required by law without the consent of the other Party and in such event, the disclosing Party shall provide at least five (5) business days prior written notice of such disclosure, except as otherwise required by law or mutually agreed upon by the

            Parties. The failure by one Party to obtain the prior written approval of the other Party prior to issuing a Press Release (except as required by law) shall be deemed a material breach of this Agreement. Subject to any existing third party contractual restrictions, the Parties shall issue a mutually agreed upon Press Release with respect to the execution of this Agreement promptly following the Effective Date.

     20.7   Transition After Termination. Upon any termination or expiration of
            ----------------------------
            this Agreement, this Agreement shall continue for a period to be determined by AOL, but not to exceed three years after such termination or expiration (the "Wind-Down Period"); provided,
                                                                --------
            however, that if (i) AOL terminates the Wind-Down Period on or
            -------
            before March 11, 2006, then AOL shall provide a minimum of four months prior written notice to SB of its intent to so terminate the Wind-Down Period, or (ii) AOL terminates the Wind-Down Period at any time after March 11, 2006, then AOL shall only be required to provide SB with sixty (60) days' prior written notice. In the event of termination of the Agreement by SB pursuant to Section 20.2 due to a material breach by AOL, SB shall have the right to limit the Wind-Down Period to six months (it being understood that if such termination is due to non-payment by AOL, the Wind-Down Period shall remain no less than six months in duration so long as AOL continues to pay to SB the monthly amounts set forth in this Section 20.7 while it resolves any non-payment dispute(s)). During the Wind-Down
            Period:

            20.7.1 SB shall continue to provide AOL with the License on the same terms and conditions as during the Term;

            20.7.2 AOL shall pay SB a reduced License Fee in the amount of Two Hundred Fifty Thousand Dollars ($250,000) per month of the Wind-Down Period.

            20.7.3 AOL shall not be obligated to maintain the exclusivity set forth in Section 12 of this Agreement;

            20.7.4 AOL shall pay SB for any Engineering Hours work in excess of 300-Hours per calendar month (other than the All-In Services, but excluding the Quarterly 3,000-Hour Threshold amount), at the hourly engineering fee rates set forth in Exhibit J;

            20.7.5 SB shall have the right to elect not to perform any Engineering Hours over 300 Engineering Hours during any month of the Wind-Down Period, provided that AOL may elect
                                                   --------
                    to appoint its own engineers to perform such development, subject to the provisions of Sections 11.3; and

            20.7.7 SB shall have the right to subcontract its obligations hereunder to third parties approved by AOL in writing in advance (such approval not to be unreasonably withheld), provided that SB shall remain responsible to AOL for the performance of its obligations hereunder.

     20.8   Mutual Release.
            --------------

            20.8.1 The Parties agree that the only payment obligations remaining under the Directory And Local Advertising Platform Service Agreement (as amended by the four previous amendments and expressly not including this Agreement) is a payment by AOL to SB of $1,266,510.00 (the "AOL Original Agreement Payment Obligation") and AOL acknowledges and agrees that the AOL Original Agreement Payment Obligation is undisputed, due and payable by AOL to SB and that no other moneys are owed by one Party to the other pursuant to the Directory And Local Advertising Platform Service Agreement (as amended by the four previous amendments and expressly not including this Agreement). Other than the AOL Original Agreement Payment Obligation, neither Party may claim any other amounts are due or payable by one Party to the other under the Directory And Local Advertising Platform Service Agreement (as amended by the four previous amendments and expressly not including this Agreement).

            20.8.2 Except for the AOL Original Agreement Payment Obligation, SB and its directors, officers and EPRESENCE, Inc., and their successors and assigns hereby release, acquit, exonerate and forever discharge AOL and its officers, directors, employees, successors and assigns from any and all actions, causes of actions, claims, suits, debts, cross-claims, counterclaims, demands, accounts, agreements, damages, judgments, and decrees whatsoever, in law or in equity, which SB ever had, now has or may have, prior to the Revised Effective Date, including, but not limited to, those arising from or relating to AOL's undertakings, obligations or covenants under the Directory And Local Advertising Platform Service Agreement (as amended by the four previous amendments and expressly not including this Agreement) and the Stock Purchase Agreement (as amended, including any related warrant agreements) and any other transactions (or discussions related thereto).

            20.8.3 AOL and its successors and assigns, hereby release, acquit, exonerate and forever discharge SB and EPRESENCE and their officers, directors, employees, successors and assigns, from any and all actions, causes of actions, claims, suits, debts, cross-claims, counterclaims, demands, accounts, agreements, damages, judgments, and decrees whatsoever, in law or in equity, which AOL ever had, now has or may have, prior to the Revised Effective Date including, but not limited to those arising from or relating to the SB's undertakings, obligations or covenants under the Directory And Local Advertising Platform Service Agreement (as amended by the four previous amendments and expressly not including this Agreement), the Stock Purchase Agreement (as amended, including any related warrant agreements) and any other transactions (or discussions related thereto).

     20.9   Non-Solicitation or Hire. Except as mutually agreed upon by the
            ------------------------
            Parties in writing, during the Term and any Wind Down Period, and for a period of [**] [**] thereafter, neither Party, nor any party acting in concert with such Party, shall solicit for hire, as a consultant, employee, or otherwise, or engage the services of any person (a) then employed by, or within the prior 12 month period employed by, the other Party and (b) who performed work or services on behalf of the other Party under this Agreement.

     20.10 AOL Standard Policies. In connection with the performance of its obligations under this Agreement, SB shall comply with the AOL Standard Policies, which AOL shall make available to SB, in its discretion, either online or in printed form.

21.  STANDARD TERMS. The Parties acknowledge and agree that each of the Exhibits
     --------------
     A through M hereto is made a part of this Agreement.



                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.


AMERICA ONLINE, INC.                      SWITCHBOARD INCORPORATED

By: /s/Ted Leonsis                        By: /s/Dean Polnerow
    --------------                            ----------------
Name: Ted Leonsis                         Name: Dean Polnerow
      -----------                               -------------
Title: Vice Chairman                      Title: President and CEO
       -----------------                         -----------------
Date:  October 15, 2003                   Date: October 15, 2003
       ----------------                         ----------------


                                          EPRESENCE, INC. (with respect to
                                          Section 20.8 only)

                                          By: /s/Richard S. Spaulding
                                              -----------------------
                                          Name: Richard S. Spaulding
                                                --------------------
                                          Title: CFO
                                                 ---
                                          Date: October 15, 2003
                                                ----------------

                                    EXHIBIT A

                                   Definitions
                                   -----------

The following definitions will apply to this Agreement:

Advertisers. Customers of either AOL or SB that purchase Directory
-----------
Advertisements or Combined Distribution Packages.

Advertisements. Any placement of promotions, advertisements, links, pointers,
--------------
sponsorships, content integration or similar services or rights on pages, screens, and other segments or spaces on Web sites.

Affiliate. Any agent, distributor or franchisee of AOL or SB, or an entity that,
---------
directly or indirectly, controls, is controlled by, or is under common control with AOL or SB, including any entity in which AOL or SB holds, directly or indirectly, at least a nineteen percent (19%) equity interest.

All-In Services.  See Section 11.1.
---------------

Alternative Sales Forces. The AOL Alternative Sales Force and the SB Alternative
------------------------
Sales Force.

AOL Advertisement Rejection Right.  See Section 3.1.2.
---------------------------------

AOL Alternative Sales Forces.  See Section 10.1.1.
----------------------------

AOL Features or Functionality. Any copyright interest in features and/or
-----------------------------
functionality of AOL or any AOL Affiliate, whether in existence on the Original Effective Date or created, developed or acquired (other than those created or developed by or acquired from SB) by AOL or any AOL Affiliate thereafter (including without limitation, AOL Instant Messenger, ICQ, AOL Calendar, AOL e-mail, etc.).

AOL Interactive Site. Any Interactive Site which is managed, maintained, owned
--------------------
or controlled by AOL, any AOL Affiliate or any of their agents.

AOL-Licensed Data. Any Directory Advertisements, Standard Business Listings or
-----------------
other listings licensed by AOL from any third party for inclusion in any YP Database during the License Period.

AOL Member. Any authorized user of the AOL Service, including any sub-accounts
----------
using the AOL Service under an authorized master account.

AOL Network. (i) The AOL Properties, and (ii) any other product or service
-----------
owned, operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide (and including those properties excluded from the definitions of the AOL Properties). It is understood and agreed that the rights of SB relate only to the AOL Properties and not generally to the AOL Network.

AOL Properties. The Exclusive AOL Properties, Digital City, MapQuest, Moviefone,
--------------
ICQ and any other AOL Time Warner Inc. properties determined by AOL in its sole discretion; provided that only the Exclusive AOL Properties shall be subject to the exclusivity set forth in Section 12 of the Agreement.

AOL Service. The standard narrow-band U.S. version of the America Online(R)
-----------
brand service (whether delivered through a narrow band or broadband connection) as the same may be modified, or any successor site thereto, specifically excluding (a) any other AOL Interactive Site (e.g., AOL.com, Netscape (including Netscape NetBusiness), MovieFone.com, etc.) or AOL Interactive Service (e.g., CompuServe, ICQ, AOL Instant Messenger, etc.), (b) the international versions of an America Online service (e.g., AOL Japan), (c) "You've Got Pictures(TM)," "Shop@," "NetMail(TM)," "Love@AOL", "AOL Hometown," "AOL PLUS", "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online(R) brand service, (d) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service over which AOL does not exercise substantially complete operational control (including, without limitation, content areas controlled by other parties and member-created content areas), (e) any white pages, classifieds or other search, review services or non-Competitive Products offered by or through the U.S. version of the America Online(R) brand service,
(f) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Original Effective Date and (g) any other version of an America Online service which is materially different from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services (excluding Content or services of the type provided by SB under this Agreement), including, without limitation, any private-label or co-branded version of the service or any version distributed primarily through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL Standard Policies. AOL's then-current advertising, content and privacy
---------------------
policies and Standard Terms of Service (collectively "Standard Policies").

AOL User. Any user of (i) the AOL Network and/or (ii) any tool or platform
--------
designated by AOL on which the YP Databases and/or the SB Platform components are extend during the Term.

AOLYP User Interface. The Search Screen, all portions of search results pages
--------------------
other than the area where the results themselves appear, any portions of pages displaying maps and or driving directions other than the area where the map or directions appear, any portions of any category validation or category selection page other than the area where the category choices appear, and all portions of any page giving an error message or message stating that there are no results other than the area where the message itself appears.

AOL.com. AOL's primary Internet-based Interactive Site accessible through the
-------
URL www.aol.com or marketed under the "AOL.COM(TM)" brand (whether delivered through narrow-band or broadband connection), as the same may be modified, or any successor site thereto, specifically excluding (a) any other AOL Interactive Site (e.g., Nestcape (including Netscape Netbusiness), MovieFone.com, Digital City, etc.) or AOL Interactive Service (e.g., CompuServe, ICQ, AOL Instant Messenger, etc.), (b) any international versions of such site, (c) "You've Got Pictures(TM)," "Shop@," "NetMail(TM)," "Love@AOL", "AOL Hometown," "AOL PLUS", "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of such site, (d) any programming or Content area offered by or through such site over which AOL does not exercise substantially complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any white pages, classifieds, third party sites to which any listings in the DLA Platform or any YP Database link offered by or through such site, (f) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Original Effective Date and (g) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content or services (excluding Content or services of the type provided by SB under this Agreement), including, without limitation, any private-label or co-branded versions or any version primarily distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

APIs. Application Programming Interfaces.
----

Change of Control. (a) The consummation of a reorganization, merger or
-----------------
consolidation or sale or other disposition of substantially all of the assets of a party or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

Combined Distribution Package.  See Section 10.1.3(a).
-----------------------------

Competitive Product. A comprehensive interactive business listing directory
-------------------
database platform with national scope.

CompuServe. The standard, narrow-band U.S. version of the CompuServe(TM) brand
----------
service (whether delivered through a narrow-band or broadband connection), specifically excluding (a) any international versions of such service, (b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise substantially complete operational control (e.g., third-party Content areas), (e) any white pages, classifieds or other search, review or other non-Competitive Product, (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services and/or functionality materially different from the Content, distribution, services and/or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service primarily distributed through any platform or device other than a desktop personal computer and (h) any property, feature, product or service which CompuServe or its Affiliates may acquire subsequent to the Original Effective Date.

Confidential Information. Any information relating to or disclosed in the course
------------------------
of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, [**] Database data, SB Data, Third Party Licensed Data, information about AOL Members, AOL Users and SB customers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to the receiving Party, (b) independently developed by the receiving Party, (c) disclosed in published materials, (d) generally known to the public, (e) obtained from any third party, or (f) disclosed by operation of law or as otherwise required by law.

Content. Text, images, video, audio (including, without limitation, music used
-------
in synchronism or timed relation with visual displays) and other data, products, advertisements, promotions, URLs, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

Corrected Data. Any corrections made to Standard Business Listings by AOL or SB
--------------
to make such listings accurate.

Designed-for-Segregation Features.  See Section 5.3.1(a).
---------------------------------

Digital City. The standard, narrow-band U.S. version of Digital City(R) brand
------------
service's local content offerings marketed under the Digital City(R) brand name, specifically excluding (a) the AOL Service, AOL.com or any other AOL Interactive Site, (b) any international versions of such local content offerings, (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQTM," "AOL Search," "AOL Instant MessengerTM," "AOL NetMailTM," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the standard narrow band version of Digital City(R) brand service's local content offerings, (e) any programming or Content area offered by or through such local content offerings over which Digital City, Inc. ("DCI") does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (g) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Original Effective Date, (h) any other version of a Digital City(R) brand service local content offering which is materially different from the narrow-band U.S. version of Digital City(R) brand service's local content offerings marketed under the Digital City(R) brand name, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, DCI's Your Town branded cities or any other similar "light" product offering, any co-branded version of the offerings and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, and (i) Digital City(R) branded offerings in any local area where such offerings are not owned or operationally controlled by AOL, Inc. or DCI.

Directory Advertisements. Business listings in the [**] Database which are made
------------------------
more prominent by one or more of the following methods: (i) movement of a business listing from a non-prominent, generic area (e.g., "A-Z Listings", "All Listings", etc.) to a prominent listings area (e.g., "Featured Advertisements"),
(ii) badges or added graphics which are used for the sole purpose of enhancing business listings under this Agreement); (iii) the use of branding, font size, color, or as may be designated by AOL from time to time, other differentiators, and/or (iv) category-specific sponsorships within the YP Product (e.g., a U-Haul sponsorship of a YP Product "moving" category, but not including other U-Haul standard banners or advertisements that are sold separately from YP Product sales packages). For the avoidance of doubt, the definition of Directory Advertisements shall include "LocalClicks(TM)". Without limitation, Directory Advertisements shall not include: (a) Standard Business Listings; (b) standard banner advertisements, sponsorships or other standard promotional placements or links sold or otherwise provided by AOL or any AOL Affiliate (including, without limitation, promotions contained in any areas or spaces surrounding Directory Advertisements); (c) AOL Features or Functionality; or (d) Self-Published Ads.

DLA Platform. "DLA Platform" shall have the meaning set forth in Section 2 of
------------
this Agreement.

Engineering Hours. Any hours in which SB, its employees, agents or
-----------------
subcontractors, perform engineering, consulting, support, maintenance, or training work as required, or requested by AOL, pursuant to this Agreement, including, without limitation, hours spent: (a) customizing any software, technology, processes, tools, APIs, features, AOL Search, AOL Local Search, AOL Local Guides/Digital City, AOL CRM tool ("CIMBA"), AOL Self Serve platform or other self serve initiatives or functionality to meet AOL's specifications or requirements; (b) developing new software, technology, processes, tools, APIs, features, or functionality as required by this Agreement or requested by AOL;
(c) monitoring, testing, integration, and implementation of developments created by SB, its agents or subcontractors, or by AOL or its engineers; and (d) supporting, maintaining, or updating the DLA Platform and/or [**] Database. Notwithstanding the foregoing, the following work shall not be counted toward, or included in, Engineering Hours: (i) All-In Services; and (ii) Training Minimums (as defined in Section 10.1.2).

Exclusive AOL Properties.  See Section 12.1 of the Agreement.
------------------------------------------------------------

Existing AOL Data. Any Directory Advertisements or Standard Business Listings
-----------------
owned or otherwise licensed by AOL from any third party on or prior to the Effective Date that AOL elects to include within any YP Database.

Existing SB Data. Any Standard Business Listings or Directory Advertisements
----------------
made available by SB to AOL as of the Effective Date and included in the [**] Database.

Extended Database.  See Section 3.2.
-----------------

First Level Customer Service. The handling of initial inquiries from a customer
----------------------------
and the responses to all questions, comments and complaints to which the Party handling the initial inquiry is able to adequately respond, using good faith efforts, without assistance from any other Party.

ICQ. AOL's primary Internet-based Interactive Site accessible through the URL
---
www.icq.com or marketed under the "ICQ(TM)" brand (whether delivered through
-----------
narrow-band or broadband connection), as the same may be modified, or any successor site thereto, specifically excluding (a) any other AOL Interactive Site (e.g., Netscape (including Netscape Netbusiness), MovieFone.com, Digital City, etc.) or AOL Interactive Service (e.g., CompuServe, AOL Instant Messenger, etc.), (b) any international versions of such site, (c) "You've Got Pictures(TM)," "Shop@," "NetMail(TM)," "Love@AOL", "AOL Hometown," "AOL PLUS", "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of such site, (d) any programming or Content area offered by or through such site over which AOL does not exercise substantially complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any white pages, classifieds, third party sites to which any listings in the DLA Platform or any YP Database link offered by or through such site, (f) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Original Effective Date and (g) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "ICQ(TM)" brand, by virtue of its branding, distribution, functionality, Content or services (excluding Content or services of the type provided by SB under this Agreement), including, without limitation, any private-label or co-branded versions or any version primarily distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

Impressions. An AOL User's exposure to an Advertisement as such exposure may be
-----------
reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.

Included SB Services. All work performed by SB, its affiliates, agents,
--------------------
employees, consultants and (to the extent expressly permitted hereunder) subcontractors related to (a) the DLA Platform (including any API developed in relation thereto) and/or (b) the maintenance, operation, support, upgrading, updating and/or development by SB or any of the foregoing entities or persons in the ordinary course of business with respect to any SB YP Platform and/or any SB YP Database (as the same is applied to the DLA Platform (including any API developed in relation thereto) and/or any YP Database, as the case may be). For purposes of this definition, "ordinary course of business" shall be deemed to include any of the same or similar services listed above that SB carries out for its Standard SB Site (and/or generally for its SB Interactive Sites) on a regular basis or otherwise regularly in the normal course of its interactive online yellow pages business operations.

Interactive Service. An entity offering one or more of the following: (i) online
-------------------
or Internet connectivity services (e.g., an online service or Internet service provider); (ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) covering a broad range of subjects and targeted at a broad audience (e.g., a search and directory service or portal) and/or marketing a broad selection of products and/or services [**]; or (iii) communications software capable of serving as the principal means through which a user creates, sends or receives electronic mail or real time online messages.

Interactive Site. Any interactive product, site or area, including, by way of
----------------
example and without limitation, (i) a site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product.

Initial Term.  See Section 20.1.
-------------

Keyword Search Terms. (a) The Keyword(TM) online search terms made available on
--------------------
the AOL Service, combining AOL's Keyword(TM) online search modifier with a term or phrase specifically related to SB (and determined by AOL, subject to the terms of this Agreement, and (b) the Go Word online search terms made available on CompuServe, combining CompuServe's Go Word online search modifier with a term or phrase specifically related to SB and determined by AOL, subject to the terms of this Agreement.

Level I Data Enhancements. Any data beyond a Standard Business Listing contained
-------------------------
in the [**] Database that enhance the Standard Business Listings inserted into the [**] Database, including enhanced data (such as store hours, brands carried, specific services offered, credits cards carried, etc.) which SB has compiled prior to August 21, 2002 (or which SB compiles or otherwise aggregates at any time after the date hereof) and which SB makes available on any SB Interactive Site (including, without limitation, the Standard SB Site).

Level II Data Enhancements. Any data or other content (incremental to that which
--------------------------
is contained in the [**] Database) that enhances the features and functionality and/or data contained in the DLA Platform.

Licensed Content. All Content offered by SB or any SB-Licensed Data provider
----------------
(excluding Content offered by AOL or any AOL-Licensed Data provider) through the YP Product pursuant to this Agreement or otherwise provided by SB or its agents in connection herewith (e.g., offline or online promotional Content, etc.), including in each case, any modifications, upgrades, updates, enhancements, and related documentation.

License. See Section 8.
-------

License Period.  See Section 8.1 hereof.
--------------

Light-Switch Features.  See Section 5.3.1(b).
---------------------

Local Business Directory Products. See Section 1.
---------------------------------

LocalClicks(TM). LocalClicks are advertisements sold on a performance basis. A
-----------
LocalClicks advertisement consists of a text based link and can appear embedded within either a Directory Advertisements or any non-Advertiser listing. If a user clicks on a LocalClicks advertisement, the advertisement will provide the user with access to specific information about the business for which the LocalClicks advertisement appears. A LocalClicks advertisement may be removed by either Party from their respective listings (i.e., SB Directory Advertisement and Directory Advertisements) for any reason, including but not limited to business-owner objection (including any Advertiser and non-advertiser).

Mapquest. AOL's primary Internet-based Interactive Site accessible through the
--------
URL www.mapquest.com or marketed under the "MapQuest(TM)" brand (whether delivered through narrow-band or broadband connection), as the same may be modified, or any successor site thereto, specifically excluding (a) any other AOL Interactive Site (e.g., Netscape (including Netscape Netbusiness), MovieFone.com, Digital City, etc.) or AOL Interactive Service (e.g., CompuServe, ICQ, AOL Instant Messenger, etc.), (b) any international versions of such site,
(c) "You've Got Pictures(TM)," "Shop@," "NetMail(TM)," "Love@AOL", "AOL Hometown," "AOL PLUS", "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of such site,
(d) any programming or Content area offered by or through such site over which AOL does not exercise substantially complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any white pages, classifieds, third party sites to which any listings in the DLA Platform or any YP Database link offered by or through such site, (f) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Original Effective Date and (g) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "MapQuest(TM)" brand, by virtue of its branding, distribution, functionality, Content or services (excluding Content or services of the type provided by SB under this Agreement), including, without limitation, any private-label or co-branded versions or any version primarily distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

Moviefone. AOL's primary Internet-based Interactive Site accessible through the
---------
URL www.moviefone.com marketed under the "Moviefone.com(TM)" brand (whether delivered through narrow-band or broadband connection), as the same may be modified, or any successor site thereto, specifically excluding (a) any other AOL Interactive Site (e.g., Netscape (including Netscape Netbusiness), Digital City, etc.) or AOL Interactive Service (e.g., CompuServe, ICQ, AOL Instant Messenger, etc.), (b) any international versions of such site, (c) "You've Got Pictures(TM)," "Shop@," "NetMail(TM)," "Love@AOL", "AOL Hometown," "AOL PLUS", "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of such site, (d) any programming or Content area offered by or through such site over which AOL does not exercise substantially complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any white pages, classifieds, third party sites to which any listings in the DLA Platform or any YP Database link offered by or through such site, (f) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Original Effective Date and (g) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "Moviefone.com(TM)" brand, by virtue of its branding, distribution, functionality, Content or services (excluding Content or services of the type provided by SB under this Agreement), including, without limitation, any private-label or co-branded versions or any version primarily distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

Master Database.  See Section 3.1.
---------------

Netscape NetBusiness. The targeted, special purpose, business-to-business area,
--------------------
owned and controlled by AOL (which may be linked to from other areas of the AOL Network in AOL's sole discretion), and which is the area expected to initially be a sub-channel within the Small Business channel of Netcenter (and, at a later point, possibly may, at AOL's option, form the entirety of the content of the Small Business channel or be made into a Netcenter channel separate from the Small Business channel, or may be an independently branded stand-alone area).

Netscape. Netscape Communications Corporation's primary narrow-band
--------
Internet-based Interactive Site marketed under the "Netscape(TM)" brand (whether delivered through a narrow-band or broadband connection), specifically excluding
(a) any other AOL Interactive Site (e.g., AOL.com, Netscape Netbusiness, MovieFone.com, etc.) or AOL Interactive Service (e.g., CompuServe, ICQ, AOL Instant Messenger, etc.), (b) any international versions of such Interactive Site, (c) "You've Got Pictures(TM)," "Shop@," "NetMail(TM)," "Love@AOL", "AOL Hometown," "AOL PLUS", "My News" or any similar independent product, service or property which may be offered by, through or with such Interactive Site, (d) any programming or Content area offered by or through such site over which Netscape Communications Corporation does not exercise substantially complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Original Effective Date, (f) any white pages, classifieds or other search, review or other non-Competitive Product, (g) any co-branded or private label branded version of Netcenter(TM) and (h) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape Netcenter(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any private-label or co-branded versions and any version primarily distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer (e.g. Custom NetCenters built specifically for third parties).

Press Release.  See Section 20.6.
-------------

Promotional Materials.  See EXHIBIT I, Paragraph 2.
---------------------

Qualified New Member. An AOL Member acquired through the customer acquisition
--------------------
efforts outlined in Section 16 of this Agreement, who (i) registers for the AOL Service during the Term, using SB's special promotional identifier, and (ii) who pays the then-standard fees required for membership to the AOL Service through two (2) billing cycles.

Quarterly 3,000-Hour Threshold. See Section 11.1.
------------------------------

Results Pages. Pages within the YP Product displaying results of a Search of any
-------------
YP Database (including, without limitation, any initial listings, subsequent listings, "more info" pages, and pages containing any Standard Business Listings, Directory Advertisements or Self-Published Ads, etc.), and other pages mutually agreed upon by the Parties, in each case displayed within the AOLYP User Interface.

Required Third Party Licensing Fees. Licensing fees required to be paid by SB to
-----------------------------------
third parties (pursuant to contractual arrangement) to sublicense third-party features or functionality to AOL that are not required to be provided by SB to comply with its obligations hereunder with respect to the Initial Platform or Included SB Services.

SB Alternative Sales Forces.  See Section 10.1.3.
---------------------------

SB APIs.  See Section 5.1.1.
-------

SB Data. Any (i) Existing SB Data, (ii) solely to the extent permitted hereunder
-------
after the Original Effective Date (e.g., permitted pursuant to Section 10.1 of the Agreement), any Directory Advertisements, Standard Business Listings, sold or otherwise made available by SB or any SB Alternative Sales Force for inclusion in the [**] Database hereunder, and (iii) any Level I Data Enhancements made available to AOL by SB after the Original Effective Date for inclusion in the [**] Database as expressly permitted hereunder. For the avoidance of doubt, SB Data shall specifically exclude Third Party Licensed Data. For purposes of this Agreement, any Corrected Data relating to any of the foregoing required to make SB Data accurate shall be considered SB Data.

SB Directory Advertisements.  See Section 10.1.3(a).
---------------------------

SB Features and Functionality. The copyright interest in features and
-----------------------------
functionality (not including the data) owned by SB or any SB Affiliate, and generally made available through or on SB Interactive Sites (including without limitation "LocalClicks") whether in existence on the Original Effective Date or created, developed or acquired (other than those created or developed by or acquired from AOL) by SB or any SB Affiliate thereafter, including, without limitation: SB's copyright interest in general and categorized business listing search functionality, name and/or address-based business search functionality and/or other features or functionality that are generally available on SB Interactive Sites via any platform or media.

SB Interactive Site. Any Interactive Site which is owned, managed, maintained,
-------------------
programmed, powered, or controlled by SB.

SB YP Database. The yellow pages database made available on the Standard SB Site
--------------
and any yellow pages database generally made available by SB on other SB Interactive Sites, and [**] from the [**] Database.

SB-Licensed Data. Any Directory Advertisements, Standard Business Listings or
----------------
other listings licensed by SB from any third party and included in the [**] Database during the License Period.

SB Platform Components.  See Section 7.1.1.
----------------------

SB YP Platform. The yellow pages platform made available on the Standard SB Site
--------------
(and any yellow pages features and functionality generally made available as part of such platform by SB on other SB Interactive Sites).

Search or Searches. A query or queries of any YP Database which produces results
------------------
or a statement that no matching results are available in such YP Database when an AOL User clicks on a "search" or "go" or similar button or link after partially or fully completing a search form designed to query such YP Database.

Search Screen. A page within the YP Product where an AOL User is prompted to
-------------
manually type in a category and a location to form the basis of a query of the relevant YP Database.

Second Level Customer Service. The handling of customer inquiries where the
-----------------------------
initial recipient of the inquiry, despite its good faith efforts, requires assistance of another Party to adequately respond to the inquiry.

Self Pub Advertiser.  An AOL User who purchases a Self Pub Ad.
-------------------

Self-Pub Tools. An on-line tool which allows AOL Users to purchase Self-Pub Ads
--------------
for promotion within AOL's YP Product.

Self-Published Ads (or Self-Pub Ads). Enhanced Listings in the YP Databases
------------------------------------
which are created online by the purchaser of the listing and which contain information other than, and in addition to, that which appears in a Standard Business Listing and/or which is presented in a manner which is different from a Standard Business Listing (e.g., a listing including a link to a business' web site or a listing containing enhanced graphics).

Standard Business Listings. Standard business listings, including business name,
--------------------------
address, city, state, zip code, telephone number, facsimile number, and any other applicable standard listing attributes of the [**] Database, as displayed to users in standard form, order and prominence.

Standard SB Site. The SB Interactive Site located at www.switchboard.com (or any
----------------
successor principal SB Web site ).

Steering Committee.  See Section 13.
------------------

Term. See Section 20.1.
----

Third Party Licensed Data. Third Party License Data shall mean (a) AOL-Licensed
-------------------------
Data and (b) SB-Licensed Data.

Threaded AOL Modification.  See Section 5.3.1(c).
-------------------------

Wind-Down Period.  See Section 20.7.
----------------                    -

Year. Each consecutive twelve-month period of the Term following the Original
----
Effective Date.

                                    EXHIBIT B

                                Cross Promotions
                                ----------------

SB Cross-Promotion

A. Subject to existing contractual obligations of SB in full force and effect on the Effective Date, so long as AOL provides SB with the interim explanation page referenced in Section 15 of this Agreement, within the Standard SB Site (or any successor Web site thereto), SB shall include the following (collectively, the "AOL Promos"): (i) a prominent promotional banner or button (at least 90 x 30 pixels or 70 x 70 pixels in size) appearing "above the fold" on the first screen of the Standard SB Site, to promote such AOL products or services as AOL may designate (e.g., the America Online(R)brand service, the CompuServe(R)brand service, the AOL Instant Messenger(TM)service, etc.); or (ii) a prominent "Try AOL" feature (at least 90 x 30 pixels or 70 x 70 pixels in size) in accordance with the terms of AOL's Affiliate program, the terms of which can be found at www.affiliate.aol.com. AOL will provide the creative content to be used in the AOL Promos (including designation of links from such content to other content pages). SB shall post (or update, as the case may be) the creative content supplied by AOL within the spaces for the AOL Promos within five days of its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, upon any request by AOL, SB shall provide AOL with the number of Impressions to the pages containing the AOL Promos during the prior month or the period since AOL's last such request; provided, however, that the Parties will work together in
                       --------  -------
    good faith to implement a process by which SB shall provide AOL with regular monthly updates with respect to such Impressions figures. In the event that AOL elects to serve the AOL Promos to the SB Interactive Site from an ad server controlled by AOL or its agent, SB shall take all reasonable operational steps necessary to facilitate such ad serving arrangement including, without limitation, inserting HTML code designated by AOL on the pages of the SB Interactive Site on which the AOL Promos will appear. In the event that SB ceases display of the AOL Promos, AOL shall have the right to cease use of the interim explanation page described in the first sentence above.

B. Subject to existing contractual obligations of SB in full force and effect on the Effective Date, in SB's television, print and "out of home" (e.g., buses, billboards, point of purchase, and other "place-based" promotions) advertisements, SB will include specific references or mentions (verbally where possible) to the AOL Keyword Search Term "Yellow Pages" (or other Keyword Search Term as mutually agreed upon by the Parties from time to time). Such references or mentions shall be (a) at least 28 scan lines in any television advertisement, and (b) at least1/4inch in height in any print creative. Notwithstanding the foregoing, such references or mentions shall be at least as prominent as any references that SB makes to any third-party Interactive Site (by way of site name, related company name, URL or otherwise ((other than any entity which as of the Effective Date owns more than 20% of the outstanding shares of common stock of SB)). Without limiting the generality of the foregoing, SB's listing of the "URL" for any SB Interactive Site in any advertisement related to its yellow pages product will be accompanied by a prominent listing of the Keyword Search Term "Yellow Pages", which listing shall conform to the Keyword Search Term Guidelines set forth in Section D below. SB shall not promote, in any television, radio, print or "out of home" advertisements any other third-party Internet keyword (e.g., "Real Name") search term for any yellow pages product other than the Keyword Search Term for the YP Product (unless such Internet keywords become a primary means by which Web users navigate on the Web).

C. SB will not implement or authorize any promotion on Standard SB Site or offline for any other Interactive Service (other than any entity which as of the Effective Date owns more than [**]% of the outstanding shares of common stock of SB) that is more favorable in any material respect to the promotion required or provided to AOL pursuant to this Exhibit B.

D.  Keyword Guidelines:

    GRAPHIC:  PRINT/TV/"OUT OF HOME"
    Required listing:(AOL Triangle appears) America Online Keyword: Yellow Pages
                     America Online Keyword: Yellow Pages
    * `America Online' must be spelled out
    * Capitalization - listing should appear in initial caps only
                       Note: K of Keyword must always be capitalized
    * Font, Font style and Size must all be consistent
    * Listing size must be prominent and no less prominent than any listing/promotion for any/all other third-parties featured ? Equal prominence applies to size, voice-over support, and length of listings
    * Listings must be no less than 1/4 inch height on print advertisements o Television listing must represent at least 28 scan lines

                    AOL must approve all uses prior to usage

                                    EXHIBIT C

                           Performance Specifications
                           --------------------------

To the extent the provisions of this Exhibit C conflict with the terms set forth in the main Agreement (excluding performance and specification obligations), the terms of the Agreement shall govern.

All SB obligations set forth in this Exhibit C shall apply to all data included in the [**] Database prior to the Launch Date (and shall constitute part of SB's obligations with respect to the Initial YP Platform for purposes of AOL's acceptance thereof as set forth in Section 11.5 of this Agreement). In addition, all SB obligations set forth in this Exhibit C also shall apply on an on-going basis throughout the Term to all data in the [**] Database (and shall constitute part of SB's obligations with respect to the DLA Platform under this Agreement).

                       Ongoing Specifications - Section I


1.  Support Guidelines.
    ------------------

     A. Hours of Operation. SB shall provide AOL with technical support
        ------------------
twenty-four hours a day, seven days a week, 365 days a year as set forth herein.

     B. Definitions.
        -----------

         1. Severity 1 Problem. Any error, bug, or malfunction that causes the
            ------------------
DLA Platform, the [**] Database and/or any material component under SB's control of any Local Business Directory Product, including without limitation the YP Product, (any "Material Component") to become inaccessible to AOL and/or any AOL Users.

         2. Severity 2 Problem. Any error, bug, or malfunction that causes any
            ------------------
feature of the DLA Platform, the [**] Database and/or any Material Component to become inaccessible to AOL and end users of the AOL Network or to have a material degradation in response time or functional performance.

         3. Severity 3 Problem. Any material error, bug, or malfunction that
            ------------------
makes any feature of the DLA Platform, the YP Database and/or any Material Component perform unpredictably or otherwise become intermittently unavailable, or that causes the DLA Platform, the YP Databases and/or any Material Component to have a significant degradation in response time or functional performance.

         4. Severity 4 Problem. Any requested non-functional changes or
            ------------------
improvements or any non-material bug or malfunction not significantly degrading the AOL User experience with respect to the DLA Platform will be treated a Severity 4 Problem. This provision includes requests by AOL to incorporate a new feature or enhance an existing feature of the DLA Platform, the YP Databases and/or any Material Component.

         5. Fix. A correction, fix, alteration or workaround that solves a
            ---
Problem of any severity.

2.  Contact Points.
    --------------

     A. AOL Technical Support Personnel. AOL will designate a subset of
        -------------------------------
operations employees as qualified to contact SB for technical support. SB will, at no cost to AOL (other than as part of the SB Consulting Fees), provide AOL with sufficient training to enable AOL to undertake its obligations and obtain its benefits hereunder. The Parties will mutually agree on the amount and content of such training, the personnel who will be trained, the timing of such training, and the location of such training. Each Party will pay its own travel expenses for such training.

     B. SB Technical Support Personnel. SB shall appoint dedicated technical
        ------------------------------
support personnel ("Technical Support Personnel") with reasonable and substantial relevant training and experience to whom AOL may address all technical questions relating to the DLA Platform, the YP Databases and/or any Material YP Component. SB will ensure that its Technical Support Personnel are adequately trained to provide technical support to AOL. SB will provide AOL with a web interface or an email address (the "Support Address"), an email pager address (the "Support Pager"), and a hotline telephone support number for contacting the SB Technical Support Personnel no later than one week following the Effective Date. SB may change its designated Technical Support Personnel and executive escalation personnel at its discretion with reasonable advance notice to AOL.

     C. 24x7 Contact. SB will provide a 24x7 operations contact for AOL for
        ------------
Severity 1 and 2 Problems. In addition to the foregoing, the SB operations contact shall be available during normal business hours and able to address all questions/issues AOL has regarding the operation of the DLA Platform, the YP Databases and/or any Material YP Component (and any support/maintenance thereof).

     D. Defect Tracking. SB will provide access to defect tracking for all bugs
        ---------------
that impact the DLA Platform, the YP Databases, and/or the YP Product.

     E. Service Outage. SB will use commercially reasonable efforts to provide
        --------------
96 hours of notice for any scheduled service outage, and will in any event provide no less than 48 hours notice for any scheduled service outage.

3.  Support Procedures.
    ------------------

     A. All Problems reported by AOL Technical Support Personnel to SB must be submitted via web site or email to the Support Address or by calling the hotline telephone support number.

     B. In the event that AOL contacts SB regarding a Severity 1 Problem, SB will respond to the inquiry and use best commercial efforts to provide a Fix as described in the support table set forth below. In the event that AOL contacts SB regarding a Severity 2 Problem, Severity 3 Problem, or Severity 4 Problem, SB will respond to the inquiry and use commercially reasonable efforts to provide a Fix as described in the support table set forth below.



------------------------------------------------------------------------------
Type of problem      |Receipt request         |Target       |Target Fix Time |
                     |                        |response Time|and Reporting   |
------------------------------------------------------------------------------
Severity 1 Problem   |During the hours between|    [**]     |      [**]      |
                     |6:00 a.m. and 9:00 p.m. |             |                |
                     |Pacific time            |             |                |
                     ---------------------------------------------------------
                     |During the hours between|    [**]     |      [**]      |
                     |9:00 p.m. and 6:00 a.m. |             |                |
                     |Pacific time            |             |                |
------------------------------------------------------------------------------
Severity 2 Problem   |During the hours between|     [**]    |      [**]      |
                     |6:00 a.m. and 9:00 p.m. |             |                |
                     |Pacific time            |             |                |
                     ---------------------------------------------------------
                     |During the hours between|    [**]     |      [**]      |
                     |9:00 p.m. and 6:00 a.m. |             |                |
                     |Pacific time            |             |                |
------------------------------------------------------------------------------
Severity 3 Problem   |During the hours between|     [**]    |      [**]      |
                     |6:00 a.m. and 9:00 p.m. |             |                |
                     |Pacific time            |             |                |
                     ---------------------------------------------------------
                     |During the hours between|     [**]    |      [**]      |
                     |9:00 p.m. and 6:00 a.m. |             |                |
                     |Pacific time            |             |                |
------------------------------------------------------------------------------
Severity 4 Problem   |During the hours between|     [**]    |      [**]      |
(Enhancement Request)|6:00 a.m. and 9:00 p.m. |             |                |
                     |Pacific time            |             |                |
                     ---------------------------------------------------------
                     |During the hours between|Within one   |      [**]      |
                     |9:00 p.m. and 6:00 a.m. |----------   |                |
                     |Pacific time            |business day |                |
                     |                        |------------ |                |
------------------------------------------------------------------------------

     C. SB will inform AOL Technical Support Personnel of Fixes as soon as they are complete.

     D. In the event SB does not respond to AOL within the target response time from email receipt set forth above, then AOL may contact the following SB executive escalation personnel in order:

           [**]     -        [**]
           [**]     -        [**]
           [**]     -        [**]
           [**]     -        [**]
           [**]     -        [**]

                                   Exhibit C
                                   ---------

                           Performance Specifications
                           --------------------------

                       Section II - Architecture Overview
                       ----------------------------------

A. General.
   -------
The DLA Platform consists of [**], the [**]. [**] SB obligations with respect to the DLA Platform and the YP Databases are set forth below. Consistent with the terms of the Agreement, including this Exhibit C, SB will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the AOL Yellow Pages Product from the AOL Network [**]1. [**].

B. YP Databases.
   ------------
Where applicable, as mutually agreed by the parties (taking into consideration the impact on overall performance), SB will utilize encryption methodology to secure data communications between the Parties' data centers.

[**] SB will facilitate periodic reviews of the AOL Yellow Pages Product by AOL in order to evaluate the security risks of such site. SB will promptly remedy any security risks or breaches of security as may be identified [**].

To the extent SB creates pages for AOL related to the DLA Platform or YP Databases, prior to releasing material, new functionality or features through the AOL Yellow Pages Product ("New Functionality"), SB will use commercially reasonable efforts to work with AOL to (i) test the New Functionality to confirm its compatibility with AOL Service client software and (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software. Should any new material, new functionality or features through the AOL Yellow Pages Product be released without notification to AOL, AOL will not be responsible for any adverse member experience until such time that compatibility tests can be performed and the new material, functionality or features qualified for the AOL Service

1. [**] Database
        --------

SB shall have the following obligations with respect to the [**] Database:
[**] Database, including without limitation:

         [**] [**]

              [**] [**]

2. [**] Database
        --------
[**]

[**]

C. Search Functionality
   --------------------

The DLA Platform will support [**] searches:
-        [**] base yellow page searches [**]

1. Performed via API calls to the [**] Database

2. Using Switchboard-standard proximity searching to include sold reach

3. [**]

4. [**]

[**] searches include:
-        -    [**]

[**] searches include:
 - [**]

[**]

D. [**]

[**]
[**]

[**]
                               Example Data Flow:

[data flow chart]

[**]

                                    Exhibit C
                                    ---------

                           Performance Specifications
                           --------------------------

                       Section III - Query & Details APIs
                       ----------------------------------

SB will implement online APIs supporting separate queries for Directory Advertisement and Standard Business Listings. The caller may make multiple queries per page.

[**]
[**]
                           A. Query Types

1. "IN" search - search in a location
[**]
[**]
[**]
[**]
[**]

2. "NEAR" search - search near a location by geocode
   [**]
   [**]
   [**]
      [**]
      [**]

3. "DETAILS" search - return the listing for the business that matches the given SBID
    [**]

                           B. Query API

         1.       [**]


     2.  [**].

3.   [**]

4.   [**]

5.   [**]

         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|
         |[**]                        |[**]                                    |
         |----------------------------|----------------------------------------|

[**]
[**]
[**]

[**]

[**]
[**]

         [**]

[**]
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|

         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|
         |[**]                |[**]                                            |
         |                    |                                                |
         |--------------------|------------------------------------------------|


                 C. Query Performance and Capacity Requirements

     1. [**]). In all instances above, each search response must meet the "Best of Breed" performance criteria described in Section 6.2.

     2.  [**]

                                    Exhibit C

                           Performance Specifications
                           --------------------------

                                 Section IV [**]
                                 ----------

General Requirements
[**]
[**]
 [**]
[**]
[**]
 [**]
 [**]
 [**]
[**]

                                    Exhibit C
                                    ---------

                            Performance Specification
                            -------------------------

                Section V - Advertising Channel Tools and Support
                -------------------------------------------------

                I.  SB [**] Tool

The SB [**] Tool will provide functionality to add or modify Directory Advertisements either by individual listing [**] a file of businesses. This tool will [**]:

     1.  [**]
     2.  [**]

[**]
[**]
[**]
[**]
 [**]
 [**]
 [**]
 [**]
 [**]
 [**]
 [**]
 [**]
 [**]
[**]
 [**]
 [**]

                                   Exhibit C
                                   ---------

                            Performance Specification
                            -------------------------

                       Section VI - Advertising Reporting
                       ----------------------------------

SB will provide AOL with billing data on a monthly basis, using an approved data transfer format (such as an Excel spreadsheet). Billing data will include:
         [**]
         [**]

                                    Exhibit C
                                    ---------

                            Performance Specification
                            -------------------------

                        Section VII - Acceptance Testing
                        --------------------------------

AOL will perform acceptance testing of the Phase 1 deliverables in accordance with the time periods set forth in Section 11.5 of the main body of this Agreement.

The areas to be tested are the Base Platform [**], the Administrative Tools, and the Reporting features.


[**]

Administrative Tools

AOL will test each of the Administrative Tools using live versions that support user logins. AOL will supply user names at least 15 business days before the beginning of acceptance testing.

Reporting

Approximately 10 business days into the acceptance test process, Switchboard will provide sample reports based on the available test data. AOL will review these reports for compliance.

                                    EXHIBIT D
                             [INTENTIONALLY OMITTED]

                                    EXHIBIT E

                         Combined Distribution Packages:
                           Pricing Geographic Regions

I.       Geographic Regions:

     1. AOL will provide SB non-exclusive sales rights with respect to the sale of Combined Distribution Packages in the states of [**]; it being understood by the Parties that, subject to Section 10.1.3 of the body of the Agreement, SB may only sell Combined Distribution Packages in the foregoing geographic area absent the prior written approval of AOL.

     2. SB agrees to provide AOL with its sales plan within the territories thirty (30) days prior to the commencement of sales for its review and approval. Such review and approval will not be unreasonably withheld or delayed. This sales plan will include, at a minimum, all sales methods to be used by SB, regardless of whether such methods include direct sales channels of SB, SB Alternative Sales Forces, self serve, or other sales and marketing initiatives. At any time that SB would like to change the sales channels or would like to offer an additional product or service associated with the sale of Combined Distribution Packages, such change(s) shall be subject to AOL's prior approval as described in this Section 2 and Section 10.1.3 of the Agreement.

     3.  [**].

     4. Subject to Section 10.1.3 of the body of the Agreement, AOL and SB mutually agree that as subsequent sales territories become available, the Parties will work together in good faith to discuss the appropriate allocation of sales rights with respect to the other Party.

II.      Payments for Combined Distribution Packages

         1. Each time SB sells a Combined Distribution Package that includes Directory Advertisements, SB shall pay AOL [**] percent ([**]%) of AOL's rate card for the Directory Advertisement sold (see Section III A below) (the "SB CDP Payment"). SB shall pay AOL the above fee on a monthly basis (as promptly as commercially reasonable following each such month, but in no event later than thirty (30) days after the end of such month) for the life of the Advertiser's contract and SB shall assume all risk of bad debt and otherwise uncollectible amounts related to the Combined Distribution Packages that it sells hereunder.

         2. Each time AOL sells a Combined Distribution package that includes SB Directory Advertisements, AOL shall pay SB [**] percent ([**]%) of the prorated, if applicable, SB Directory Advertisement fee on a per category, per heading based on SB's rate card (see Section III B below) for the SB Directory

                  Advertisement sold (the "AOL CDP Payment"). AOL shall pay SB the above fee on a monthly basis (as promptly as commercially reasonable following each such month, but in no event later than thirty (30) days after the end of such month) for the life of the Advertiser's contract and AOL shall assume all risk of bad debt and otherwise uncollectible amounts related to the Combined Distribution Packages that it sells hereunder.

         3. Either Party may revise its own rate cards at any time during the Term (so long as such revision is generally applicable to all its advertising sales), provided that such revision shall take effect on the first day of the next calendar quarter and shall be applicable to sales of advertising from that date forward. Such rate card revision shall be no more frequent than one time each calendar quarter, unless mutually agreed upon by both parties in writing, except within the first 30 days of the Agreement during which time, the Parties may adjust such pricing. In addition to the foregoing, both Parties understand that market conditions or other forces not in the control of either Party may impact the sales pricing and strategy moving forward of one or both Parties during the Term. Each Party will use commercially reasonable efforts to provide a minimum of 30 days notice to the other Party prior to changing its rate card prices.

III.     Pricing Structure

A.       AOL Suggested Monthly Local Retail Pricing

1.       State

-----------------------------------------------------------
        State Tier|  1    |   2   |   3   |   4   |   5   |
-----------------------------------------------------------
Heading Tier      |       |       |       |       |       |
-----------------------------------------------------------
H1 Rate           | $[**] | $[**] | $[**] | $[**] | $[**] |
-----------------------------------------------------------
H2 Rate           | $[**] | $[**] | $[**] | $[**] | $[**] |
-----------------------------------------------------------
H3 Rate           | $[**] | $[**] | $[**] | $[**] | $[**] |
-----------------------------------------------------------
H4 Rate           | $[**] | $[**] | $[**] | $[**] | $[**] |
-----------------------------------------------------------
H5 Rate           | $[**] | $[**] | $[**] | $[**] | $[**] |
-----------------------------------------------------------
Number of Headings|  1*   |  1*   |  1*   |  1*   |  1*   |

*[**]% discount off for each additional category/state
Heading discount price is determined by highest heading tier
--------------------------------------------------------------------------------

2.       County

--------------------------------------------------------------------------
  County Tier|  1  |  2  |  3  |  4  |  5  |  6  |  7  |  8  |  9  | 10  |
--------------------------------------------------------------------------
Heading Tier |     |     |     |     |     |     |     |     |     |     |
--------------------------------------------------------------------------
H1 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H2 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H3 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H4 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H5 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
Number of    | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  |
Headings     |     |     |     |     |     |     |     |     |     |     |

*[**]% discount off for each additional category/region
Heading discount price is determined by highest heading tier
--------------------------------------------------------------------------------

3.       Metro

--------------------------------------------------------------------------
Tile Ads     |     |     |     |     |     |     |     |     |     |     |
--------------------------------------------------------------------------
Single Tile 6 Month Contract*                                            |
--------------------------------------------------------------------------
             |     |     |     |     |     |     |     |     |     |     |
--------------------------------------------------------------------------
     MSA Tier|  1  |  2  |  3  |  4  |  5  |  6  |  7  |  8  |  9  | 10  |
--------------------------------------------------------------------------
Heading Tier |     |     |     |     |     |     |     |     |     |     |
--------------------------------------------------------------------------
H1 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H2 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H3 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H4 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H5 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------

*[**]% discount for each additional tile after 2

--------------------------------------------------------------------------
Featured listings                                                        |
--------------------------------------------------------------------------
             |     |     |     |     |     |     |     |     |     |     |
--------------------------------------------------------------------------
     MSA Tier|  1  |  2  |  3  |  4  |  5  |  6  |  7  |  8  |  9  | 10  |
--------------------------------------------------------------------------
Heading Tier |     |     |     |     |     |     |     |     |     |     |
--------------------------------------------------------------------------
H1 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H2 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H3 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H4 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H5 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
Number of    | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  |
Headings     |     |     |     |     |     |     |     |     |     |     |


*[**]% discount for each additional category/region
Heading discount price is determined by highest heading tier
--------------------------------------------------------------------------------

4.       County

--------------------------------------------------------------------------
  County Tier|  1  |  2  |  3  |  4  |  5  |  6  |  7  |  8  |  9  | 10  |
--------------------------------------------------------------------------
Heading Tier |     |     |     |     |     |     |     |     |     |     |
--------------------------------------------------------------------------
H1 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H2 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H3 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H4 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
H5 Rate      |$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|$[**]|
--------------------------------------------------------------------------
Number of    | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  | 1*  |
Headings     |     |     |     |     |     |     |     |     |     |     |

*[**]% discount for each additional category/region
Heading discount price is determined by highest heading tier
--------------------------------------------------------------------------------

5.       City

-----------------------------------------------------------
         City Tier|  1    |   2   |   3   |   4   |   5   |
-----------------------------------------------------------
Heading Tier      |       |       |       |       |       |
-----------------------------------------------------------
H1 Rate           | $[**] | $[**] | $[**] | $[**] | $[**] |
-----------------------------------------------------------
H2 Rate           | $[**] | $[**] | $[**] | $[**] | $[**] |
-----------------------------------------------------------
H3 Rate           | $[**] | $[**] | $[**] | $[**] | $[**] |
-----------------------------------------------------------
H4 Rate           | $[**] | $[**] | $[**] | $[**] | $[**] |
-----------------------------------------------------------
H5 Rate           | $[**] | $[**] | $[**] | $[**] | $[**] |
-----------------------------------------------------------
Number of Headings|  1*   |  1*   |  1*   |  1*   |  1*   |

*[**]% discount off for each additional category/region at the County and City level Heading discount price is determined by highest heading tier
--------------------------------------------------------------------------------

B.  SB Suggested Local Retain Pricing

                               [SWITCHBOARD LOGO]
                  2003 Product Description and Pricing Schedule
                             Effective April 1, 2003
--------------------------------------------------------------------------------
|         Linked Listing                                  $14.95/mo*           |
--------------------------------------------------------------------------------

PRODUCT DESCRIPTION
*Links your Business Listing to your website so customers can learn more about your business
  * Multiple links to your website (both Business Name and Visit Web Site" link.
  * Integrated Maps and directions.

--------------------------------------------------------------------------------
|        Featured Listing                                 $34.95/mo*           |
--------------------------------------------------------------------------------

PRODUCT DESCRIPTION
* A local directory ad will consist of the following: (Note: Business Name and phone number are required fields).
     * Business name linked to Web site.
     * Logo linked to Web site or trademark ad. Logo size is 100 x 40 pixels.
     * Address (street, city, state, zip).
     * Three telephone numbers for local, toll-free, and fax.
     * Promotional text (maximum of 70 characters) to be displayed under business name.
     * Web site address (maximum of 30 characters, including www and .com). If Web site address is longer than 30 characters, we will display "Visit our Web site" on the page instead of the Web site address.
     * E-mail address displayed as "E-mail us" link on the Featured Listing.
     * Maps, directors and What's Nearby included.
     * Business profile information (Brands, Products, Services, Hours of Operation, etc.)

         Pricing
         5 Categories, 10 mile radius   $34.95*
* It is understood and agreed by the Parties that AOL shall pay a pro rated fee, if applicable, for SB Directory Advertisements that it sells as part of any Combined Distribution Package on a single category basis rather than, for example, on an aggregate of 5 categories for $34.95.

                                    EXHIBIT F

                   Standard Online Commerce Terms & Conditions
                   -------------------------------------------

1. AOL Network Distribution. The Licensed Content shall be distributed by AOL in
   ------------------------
accordance with the terms of this Agreement. SB will not expressly authorize or permit any third party to distribute or promote the Licensed Content or any SB Interactive Site through the AOL Network absent AOL's prior written approval.

2. Disclaimers. The Parties agree that AOL may include within the YP Product a
   -----------
disclaimer (the specific form and substance to be mutually agreed upon by the Parties) indicating that all Licensed Content is provided solely by SB and not AOL and that AOL has no responsibility for the content or substance of such Licensed Content.

3. Representations and Warranties Regarding Licensed Content. SB represents and
   ---------------------------------------------------------
warrants that the Licensed Content : (i) will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right, including without limitation, any music performance or other music-related rights; (ii) will not violate AOL's then-applicable Terms of Service for the AOL Service and any other AOL property through which the YP Product will be promoted or any other standard, written AOL policy; and (iii) will not violate any applicable law or regulation, including those relating to contests, sweepstakes or similar promotions. Additionally, SB represents and warrants that it owns or has a valid license to all rights to any Licensed Content used in AOL formats embodying elements such as graphics, animation and sound, free and clear of all encumbrances and without violating the rights of any other person or entity. SB shall not in any manner state or imply that AOL recommends or endorses SB or SB's Products (e.g., no statements that SB is an "official" or "preferred" provider of products or services for AOL). AOL will have no obligations with respect to Licensed Content available on or through the YP Product, including, but not limited to, any duty to review or monitor any such Licensed Content. SB shall review all Content for SB Directory Advertisements, Directory Advertisements and LocalClicks sold by SB and/or any SB Alternative Sales Force prior to their display. SB shall comply (and SB shall ensure that its Advertisers comply) with AOL's then-standard advertising policies and guidelines. In the event that any Advertisement does not comply with such policies and guidelines, AOL shall have the right to reject such Advertisement(s).

4. Production Work. In the event that a Party requests production assistance
   ---------------
from the other Party in connection with (i) ongoing programming and maintenance related to the DLA Platform, the YP Databases or any other Licensed Content, other than as expressly contemplated in this Agreement (ii) production to modify work performed by a third party provider or (iii) any other type of production work, the Party will work with the requesting Party to develop a detailed production plan for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, the Party will notify the requesting Party of (i) it's availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production and maintenance work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of the agreed-upon Production Plan, such agreement will be reflected in a separate work order signed by the Parties. To the extent SB elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's standards & practices (as provided on the America Online brand service at Keyword term "styleguide").

5. Overhead Accounts. To the extent AOL has granted SB any overhead accounts on
   -----------------
the AOL Service, SB will be responsible for the actions taken under or through its overhead accounts, which actions are subject to AOL's applicable Terms of Service and for any customary surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any overhead Account issued to SB, but SB will not be liable for charges incurred by any overhead account relating to AOL's standard monthly usage fees and standard hourly charges, which charges AOL will bear. Upon the termination of this Agreement, all overhead accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any overhead account.

6. Navigation Tools. Any Keyword Search Terms granted to SB by AOL to be
   ----------------
directed to the YP Product shall be subject to availability for use by SB. AOL reserves the right to revoke at any time SB's use of any Keyword Search Terms which do not incorporate registered trademarks of SB. SB acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest SB holds in SB's registered trademark independent of the Keyword Search Term. Notwithstanding the foregoing, AOL agrees not revoke the use of the "yellow pages" keyword by SB unless AOL believes in good faith that the use of such keyword as contemplated herein would expose AOL to infringement or liability with respect to the use of such as intellectual property. Without limiting the generality of the foregoing, SB will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. To the extent AOL allows AOL Users to "bookmark" the URL or other locator for the YP Product, such bookmarks will be subject to AOL's control at all times. Upon the termination of this Agreement, SB's rights to any Keyword Search Terms and bookmarking will terminate.

7. Kids and Teens Content. SB shall notify AOL in writing whenever it intends to
   ----------------------
distribute child designated content for the following age groups on or through the YP Product: (i) Kids (children ages 12 and under), (ii) Young Teens (children ages 13-15), (iii) Mature Teens (children ages 16-17). All Licensed Content appearing on or through the YP Product designated for the foregoing age groups shall comply at all times with AOL's standard, written policies for such groups, which policies shall be made available to SB upon request.

                                    EXHIBIT G

                        Form of Stock Purchase Agreement
                        --------------------------------

                                    AMENDMENT
                                       TO
                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

This Amendment (this "Amendment") to that certain Common Stock and Warrant Purchase Agreement (the "Purchase Agreement") dated as of December 11, 2000 between Switchboard Incorporated, a Delaware corporation (the "Company"), and American Online, Inc., a Delaware corporation (the "Purchaser"), is entered into between the Company and the Purchaser as of October ___, 2003. The Company and the Purchaser are sometimes referred to in this Amendment each as a "Party" and together as the "Parties".

                                    RECITALS

     A. Effective the date hereof, the Parties are amending and restating that certain Directory and Local Advertising Platform Services Agreement dated December 11, 2000 between the Parties (the "Directory Services Agreement Amendment").

     B. In connection with the Directory Services Agreement Amendment, each of the Parties desires to amend the Purchase Agreement as provided in this Amendment. Pursuant to Section 9.10 of the Purchase Agreement, the Purchase Agreement may be amended with the written consent of the Company and the Purchaser.

     C. Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Purchase Agreement.

     D. In consideration of the foregoing and the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto consent and agree as follows:

     1. Annex I to the Purchase Agreement is hereby amended, restated and replaced in its entirety by the form of Warrant appended to this Amendment as Annex I.

     2. Delete Section 5.1(c) of the Purchase Agreement and insert in its place the following new Section 5.1(c):
     (c) Warrant. If the Purchaser and the Company agree in writing to renew the Directory Agreement for a period of a minimum of four years after the expiration of the Initial Term (as defined in the Directory Services Agreement Amendment) pursuant to Section 20.1 of the Directory Services Agreement Amendment, the Company shall issue and deliver to the Purchaser the Warrant within ten business days of the expiration of the Initial Term; provided, that, the Company shall not be required to issue or deliver the Warrant to the Purchaser unless it has first received from the Purchaser an executed investment letter in the form appended to this Agreement as Annex 5.1(c).

     3. Except as modified by this Amendment, the Purchase Agreement shall continue and remain in full force and effect in accordance with its terms.

     4. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

     5. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Amendment may be executed by facsimile signatures.

                                    * * * * *

Executed as of the date first written above.

                                    COMPANY:

                                            SWITCHBOARD INCORPORATED


                                            By:____________________________
                                               Name:
                                               Title:



                                   PURCHASER:

                                            AMERICA ONLINE, INC.


                                            By:____________________________
                                               Name:
                                               Title:

                                    EXHIBIT H

                       Steering Committee Representatives
                       ----------------------------------

 Sales Manager      Operations Manager  Executive (optional)
 -----------------  ------------------  --------------------
 SB  Mark Canon     Jon Nofs            Dean Polnerow

 AOL Richard Sloop  Brendan Benzing     Jim Riesenbach

                                    EXHIBIT I

                       Standard Legal Terms & Conditions
                       ---------------------------------

1. Dispute Resolution.
   ------------------

     1.1. Management Committee. The Parties will act in good faith and use
          --------------------
     commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot promptly resolve the Dispute, the Dispute will be submitted to the Management Committee for resolution. For [**] days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute. If the Management Committee is unable to amicably resolve the Dispute during the [**]-day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, the dispute will be subject to the resolution mechanisms described below. "Management Committee" will mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this
     Section 1 and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section 1.1 and then, only in compliance with the procedures set forth in the remainder of this Section 1.

     1.2. Arbitration. Except for Disputes relating to issues of proprietary
          -----------
     rights, including but not limited to intellectual property and confidentiality, any dispute not resolved by amicable resolution is set forth in Section 1.1 will be governed exclusively and finally by arbitration. Such arbitration will be conducted by the American Arbitration Association ("AAA") in New York and will be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules will be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures will not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

     1.3. Selection of Arbitrators. The arbitration panel will consist of three
          ------------------------
     arbitrators. Each Party will name an arbitrator within [**] days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, should be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within [**] days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise.

     1.4. Governing Law. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and
          -------------
     not state law, will govern the arbitrability of all Disputes. The arbitrators will allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators will reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence will apply in toto. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

     1.5. Arbitration Awards. The arbitrators will have the authority to award
          ------------------
     compensatory damages only. Any award by the arbitrators will be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators will be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration will be kept confidential and no Party will disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

     1.6. Fees. Each Party will pay the fees of its own attorneys, expenses of
          ----
     witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") will be borne equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

     1.7. Non Arbitratable Disputes. Any Dispute that is not subject to final
          -------------------------
     resolution by the Management Committee or to arbitration under this Section 1 or by law (collectively, "Non-Arbitration Claims") shall be brought in a court of competent jurisdiction in a venue to be determined based on the applicable facts, circumstances and law.

2. Promotional Materials. SB will submit to AOL, for its prior written approval,
   ---------------------
which will not be unreasonably withheld or delayed, any marketing, advertising, or other promotional materials, excluding Press Releases, related to the YP Product and/or referencing AOL and/or its trade names, trademarks, and service marks (the "Promotional Materials"); provided, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, SB's subsequent factual reference to the existence of a business relationship between the Parties in Promotional Materials, will not require the approval of AOL.

3. Trademark License. In designing and implementing the Promotional Materials or
   -----------------
as otherwise contemplated under this Agreement and subject to the other provisions contained herein, SB will be entitled to use the trade names, trademarks, and service marks of the AOL Properties; and AOL and its affiliates will be entitled to use the trade names, trademarks, and service marks of SB for which SB holds all rights necessary for use in connection with this Agreement (collectively, together with the AOL marks listed above, the "Marks"); provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party; (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice; and (iii) complies with all written guidelines provided to it by the other Party related to use of the other Party's Marks.

4. Ownership of Trademarks. Each Party acknowledges that its utilization of the
   -----------------------
other Party's Marks will not create in it, nor will it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

5. Quality Standards. Each Party agrees that the nature and quality of its
   -----------------
products and services supplied in connection with the other Party's Marks will conform to quality standards which the public has come to associate with the use of such Marks. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party will comply with all applicable laws, regulations, and customs and obtain any required government approvals pertaining to use of the other Party's Marks.

6. Infringement Proceedings. Each Party agrees to promptly notify the other
   ------------------------
Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party will have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party with its reasonable cooperation and assistance with respect to any such infringement proceedings.

7. Representations and Warranties. Each Party represents and warrants to the
   ------------------------------
other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; (iv) such Party's Promotional Materials will neither infringe on any copyright, U.S. patent or any other third party right nor violate any applicable law or regulation and (v) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement.

8. Limitation of Liability; Disclaimer; Indemnification.
   ----------------------------------------------------

     8.1 Liability. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE
         ---------
     OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE USE OR INABILITY TO USE THE AOL NETWORK, ANY AOL PROPERTY(IES), THE LOCAL BUSINESS DIRECTORY PRODUCTS, OR THE YP PRODUCT, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 8.3. EXCEPT AS PROVIDED IN SECTION 8.3 OR WITH RESPECT TO A TERMINATION OF THE AGREEMENT BY AOL DUE TO SB'S MATERIAL BREACH OF ANY APPLICABLE RESTRICTIONS SET FORTH IN THIS AGREEMENT ON SB'S USE OF AOL FEATURES OR FUNCTIONALITIES, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED THE AGGREGATE AMOUNT OF THE LICENSING FEE SET FORTH IN SECTION 18.1.1 OF THE BODY OF THE AGREEMENT AND THE AGGREGATE AMOUNT OF REVENUE GENERATED BY THE PARTY WHO IS LIABLE TO THE OTHER PARTY HEREUNDER FROM THE SALE OF COMBINED DISTRIBUTION PACKAGES (INCLUDING LOCALCLICKS, WHERE APPLICABLE) IN THE YEAR IN WHICH THE EVENT GIVING RISE TO LIABILITY OCCURS; PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

     8.2 No Additional Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS
         ------------------------
     AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED,

     REGARDING, WITHOUT LIMITATION, THE AOL NETWORK, THE AOL PROPERTIES, THE LOCAL BUSINESS DIRECTORY PRODUCTS OR THE YP PRODUCT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF THE YP PRODUCT.

     8.3 Indemnity. Either Party will defend, indemnify, save and hold harmless
         ---------
     the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach or alleged material breach of any duty, obligation, representation, or warranty of this Agreement. In addition, Each Party shall indemnify and hold harmless the other for any and all third party claims, suits, actions and/or proceedings arising out of the use in accordance with the terms of this Agreement by the other Party of such Standard Business Listings (including any AOL- or SB-Licensed Data) within the YP Product (and/or in connection with the DLA Platform).

     8.4 Claims. If a Party entitled to indemnification hereunder (the
         ------
     "Indemnified Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party will give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice will (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party will have a period of ten
     (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten (10) day period, the Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party will cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party will have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party will be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party will cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party will have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action will require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

10. Acknowledgment. AOL and SB each acknowledges that the provisions of this
    --------------
Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks associated with the transactions contemplated hereunder. The limitations and disclaimers related to warranties and liability contained in this Agreement are intended to limit the circumstances and extent of liability. The Parties agree that any principle of construction or rule of law that provides that an agreement shall be construed against the drafter of the agreement in the event of any inconsistency or ambiguity in such agreement shall not apply to the terms and conditions of this Agreement. The provisions of this
Section 10 will be enforceable independent of and severable from any other enforceable or unenforceable provision of this Agreement.

11. Solicitation of AOL Users. During the Term of the Agreement, SB will not use
    -------------------------
the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Users on behalf of another Interactive Service. In addition to the foregoing, during the Term and for a two year period following the expiration or termination of this Agreement, SB also shall not use information obtained pursuant this Agreement to solicit AOL Users on behalf of another Interactive Service. More generally, SB will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with SB or (ii) provided information to SB through a contest, registration, or other communication, which included clear notice to the AOL User that the information provided could result in commercial e-mail or other online communication being sent to that AOL User by SB or its agents. Any commercial e-mail or other online communications to AOL Users which are otherwise permitted hereunder, will (a) include a prominent and easy means to "opt-out" of receiving any future commercial communications from SB, and (b) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

12. AOL User Communications. To the extent that SB is permitted to communicate
    -----------------------
with AOL Users under Section 11 of this Exhibit I, in any such communications to AOL Users (including, without limitation, e-mail solicitations), SB will not target AOL Users to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (i) using any yellow pages product other than the YP Product, (ii) using Content other than the Licensed Content; (iii) bookmarking of Interactive Sites; (iv) changing the default home page on the AOL browser; (v) to promoting any other Interactive Service; or (vi) promoting any SB Interactive Site as preferential to the AOL YP Product. In the spirit of Section 11, general communications (i.e., non-targeted mass distributions) sent to registered users of any SB Interactive Site shall not be subject to the restrictions contained in this Section 12..

13. Collection and Use of User Information. SB shall ensure that its collection,
    --------------------------------------
use and disclosure of information obtained from AOL Users under this Agreement

("User Information") complies with (i) all applicable laws and regulations and
(ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy". Subject to the Confidentiality restrictions contained herein, SB will not disclose User Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use User Information collected under this Agreement to market another Interactive Service.

14. Excuse. Neither Party will be liable for, or be considered in breach of or
    ------
default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

15. Independent Contractors. The Parties to this Agreement are independent
    -----------------------
contractors. Neither Party is an agent, representative or employee of the other Party. Neither Party will have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement will not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

16. Notice. Any notice, approval, request, authorization, direction or other
    ------
communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on the AOL Network (to screenname "AOLNotice@AOL.com" in the case of AOL) or by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed;
(iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of SB, such notice will be provided to both the President and the General Counsel (fax no. (508) 898-8222) each at the address for SB set forth in the first paragraph of this Agreement.

17. No Waiver. The failure of either Party to insist upon or enforce strict
    ---------
performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement will not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same will be and remain in full force and effect.

18. Return of Information. Upon the expiration or termination of this Agreement,
    ---------------------
each Party will, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all confidential information, documents, manuals and other materials specified by the other Party.

19. Survival. Sections 3, 5, 6.4 (with respect to the continuation of the Source
    --------
Code Escrow Agreement only, if applicable), 7, 8, 17, 18, 19, 20 and 21 of the body of the Agreement, Sections 1 through 29 of this Exhibit I, and any payment obligations accrued prior to termination or expiration, and any other provision which, by its nature or express terms should survive termination, will survive the completion, expiration, termination or cancellation of this Agreement.

20. Entire Agreement. This Agreement and the Exhibits attached hereto, the Stock
    ----------------
Purchase Agreement, and the Source Code Escrow Agreement, sets forth the entire agreement and supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party will be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

21. Amendment. No change, amendment or modification of any provision of this
    ---------
Agreement will be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment, and in the case of AOL, by an executive of at least Vice President level.

22. Further Assurances. Each Party will take such action (including, but not
    ------------------
limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

23. Construction; Severability. In the event that any provision of this
    --------------------------
Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect.

24. Remedies. Except where otherwise specified, the rights and remedies granted
    --------
to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity; provided that, in connection with any dispute hereunder, neither Party will be entitled to offset any amounts that it claims to be due and payable from the other Party against amounts otherwise payable by such Party.

25. Applicable Law. Except as otherwise expressly provided herein, this
    --------------
Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the State of New York except for its conflicts of laws principles.

26. Export Controls. Both Parties will adhere to all applicable laws,
    ---------------
regulations and rules relating to the export of technical data and will not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

27. Headings. The captions and headings used in this Agreement are inserted for
    --------
convenience only and will not affect the meaning or interpretation of this Agreement.

28. Counterparts; Facsimile. This Agreement may be executed in
    -----------------------
counterparts, each of which will be deemed an original and all of which together will constitute one and the same document. This Agreement, and written amendments hereto, may be executed by facsimile.

29. Remedies Not Exclusive. AOL shall have the right, without limitation, to
    ----------------------
seek any remedies under this Agreement, under applicable law or in equity, in the event AOL terminates this Agreement due to SB's material breach of any applicable restriction set forth herein on SB's use of AOL Features or Functionality.

                                    EXHIBIT J

                           Hourly SB Engineering Rates
                           ---------------------------

Consulting Engineer:                $[**] per hour


Senior Engineer:                    $[**] per hour


Engineer:                           $[**] per hour

                                    EXHIBIT K

                             [Intentionally Omitted]

                                    EXHIBIT L

                    AOL -Approved SB Alternative Sales Force

                           [Intentionally Left Blank]

                                    EXHIBIT M

                          Source Code Escrow Agreement

                                [To be provided]

--------